Exhibit 1.2

MERIDIAN BANCORP, INC.

up to 31,625,000 Shares

(subject to increase up to 36,368,750 shares)

COMMON STOCK

($0.01 Par Value)

Subscription Price $10.00 Per Share

AGENCY AGREEMENT

April     , 2014

Sterne, Agee & Leach, Inc.

800 Shades Creek Parkway

Birmingham, Alabama 35209

Ladies and Gentlemen:

Meridian Bancorp, Inc., a Maryland corporation (the “Holding Company”), Meridian Interstate Bancorp, Inc., a Massachusetts corporation (the “Mid-Tier”), Meridian Financial Services, Incorporated, a Massachusetts-chartered mutual holding company (the “MHC”), and East Boston Savings Bank, a Massachusetts-chartered stock savings bank (the “Bank” and collectively, the “Primary Parties”), hereby confirm their agreement with Sterne, Agee & Leach, Inc. (the “Agent”) as follows:

Section 1. The Offering. The MHC, in accordance with the plan of conversion as adopted by the Boards of Directors of the Mid-Tier, the Bank and the Board of Trustees of the MHC (the “Plan”), intends to convert from the mutual holding company form of organization to the stock holding company form of organization. Pursuant to the Plan, the Holding Company will offer and sell up to 31,625,000 shares (subject to increase up to 36,368,750 shares) (the “Shares”) of its common stock, $0.01 par value per share (the “Common Stock”), in a subscription offering (the “Subscription Offering”) to (1) depositors of the Bank with Qualifying Deposits (as defined in the Plan) as of February 28, 2013 (“Eligible Account Holders”), (2) Supplemental Eligible Account Holders, as defined in the Plan, if any, (3) the tax-qualified employee benefit plans of the Bank, the Holding Company, the MHC or any of their affiliates, including the employee stock ownership plan established by the Bank (the “ESOP”) and the Bank’s 401(k) Plan, and (4) employees, officers, directors, trustees and corporators of the MHC, the Mid-Tier or the Bank. To the extent Shares are not subscribed for in the Subscription Offering, such Shares may be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given first to natural persons and trusts of natural persons who are residents of in the Massachusetts cities and towns of Belmont, Boston, Cambridge, Chelsea, Danvers, Everett, Lynn, Lynnfield, Malden, Medford, Melrose, Peabody, Revere, Saugus, Somerville, Wakefield and Winthrop and second to stockholders of the Mid-Tier as of the Voting Record Date (as defined in the Plan) and finally to other members of the general public. It is acknowledged that the Holding Company reserves the right, in its absolute discretion, to accept or reject, in whole or in part, any or all orders in the Community Offering and the Syndicated Offering (as defined below). The Community Offering, which together with the Subscription Offering, as each may be extended or reopened from time to time, are herein referred to as the “Subscription and Community Offering,” may be commenced concurrently with, during or after, the Subscription Offering. It is currently anticipated that any Shares not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated community offering (the “Syndicated Offering”) or an underwritten public offering (the “Public Offering”). The Subscription and Community Offering, the Syndicated Offering and the Public Offering are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Holding Company and the related mergers, the exchange of the Mid-Tier’s public stockholders’ shares for shares of common stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Holding Company and the Offerings are hereinafter referred to collectively as the “Conversion.” It is acknowledged that the number of Shares to be sold in the Conversion may be increased or decreased as described in the Plan. If the number of Shares is increased or decreased in accordance with the Plan, the term “Shares” shall mean such greater or lesser number, where applicable. If there is a Public Offering, the Public Offering will be governed by a separate Underwriting Agreement, as hereinafter defined, as described in Section 2 hereof.

The Holding Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-194454) (the “Registration Statement”), containing a prospectus relating to the Subscription and Community Offering, for the registration of the Shares under the Securities Act of 1933 (the “1933 Act”), and has filed such amendments thereof and such amended prospectuses as may have been required to the date hereof. The term “Registration Statement” shall include all financial schedules and exhibits thereto, as amended, including post-effective amendments. The prospectus, as amended, on file with the Commission at the time the Registration Statement initially became effective is hereinafter called the “Prospectus,” except that if any prospectus is filed by the Holding Company pursuant to Rule 424(b) or (c) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) differing from the prospectus on file at the time the Registration Statement initially became effective, the term “Prospectus” shall refer to the prospectus filed pursuant to Rule 424(b) or (c) from and after the time said prospectus is filed with the Commission.

In accordance with the Bank Holding Company Act of 1956, as amended (the “BHCA”), and the regulations of the Board of Governors of the Federal Reserve System (the “FRB”), the Holding Company has filed an application on Form FR Y-3 for approval of its acquisition of the Bank (the “Holding Company Application”) and has filed such amendments thereto as may have been required by the FRB. The Holding Company Application has been approved by the FRB. The MHC also has filed a Letter Application for Conversion with the FRB (the “Conversion Application”). In addition, the Holding Company has filed with the Massachusetts Division of Banks (the “Division”) an Application for Conversion (the “Massachusetts Application”), and such amendments and supplements thereto as may have been required by the Division. The Massachusetts Application has been approved by the Division.

Section 2. Retention of Agent; Compensation; Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, the Primary Parties hereby appoint the Agent as their exclusive financial advisor and records agent (i) to utilize its best efforts to solicit subscriptions for the Shares and to advise and assist the Holding Company and the Bank with respect to the sale of the Shares in the Subscription and Community Offering; (ii) act as sole book running manager in connection with the solicitation of purchase orders for securities in the Syndicated Offering, and (iii) as the managing underwriter in the Public Offering, if necessary.

On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Agent accepts such appointment and agrees to consult with and advise the Primary Parties as to the matters set forth in the letter agreement, dated January 15, 2014, among the MHC, and the Agent (a copy of which is attached hereto as Exhibit A). On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Agent accepts its appointment and agrees to use its best efforts to assist the Holding Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement;

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provided, however, that is acknowledged by the Primary Parties that the Agent shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders. The appointment of the Agent pursuant to this Agreement shall terminate upon the earlier to occur of (a) forty-five (45) days after the last day of the Offerings, unless the Holding Company and the Agent agree in writing to extend such period and the Division agrees to extend the period of time in which the Securities may be sold, (b) the receipt and acceptance of subscriptions and purchase orders for all of the Shares or (c) the completion of the Public Offering (the “End Date”). All fees or expenses due to the Agent but unpaid will be payable to the Agent in next day funds at the earlier of the Closing Date (as hereinafter defined) or the End Date.

If any of the Shares remain available after the expiration of the Subscription and Community Offering, at the request of the Holding Company and the Bank, the Agent may, in its sole discretion, either (i) seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Shares on a best efforts basis in a Syndicated Offering, subject to the terms of a selected dealer agreement or (ii) enter into an underwriting agreement with the Holding Company and the Bank (the “Underwriting Agreement”) for the Public Offering in the form attached as Exhibit B hereto. The Agent will serve as (i) sole book running manager for the Syndicated Offering and (ii) managing underwriter of the Public Offering. The Agent will endeavor to distribute the Shares among the Selected Dealers or selected underwriters, as applicable, in a fashion that best meets the distribution objectives of the Holding Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers or selected underwriters, as applicable. It is understood that in no event shall the Agent be obligated to act as a Selected Dealer, to enter into the Underwriting Agreement or to take or purchase any Shares except pursuant to the Underwriting Agreement.

The Underwriting Agreement will not be entered into by the Agent and the Holding Company and the Bank until immediately prior to the completion of the Public Offering and the filing of a post-effective amendment to the Registration Statement with the Commission which reflects the terms of the Public Offering, and which post-effective amendment shall comply with all applicable 1933 Act Regulations. At that time, the Agent will represent that it has received sufficient indications of interest to complete the transaction. Pursuant to the terms of the Underwriting Agreement and subject to certain customary provisions and conditions to closing, upon the execution of the Underwriting Agreement, the Agent and any other underwriters will be obligated to purchase all the Shares subject to the Public Offering.

In the event the Holding Company is unable to sell a minimum of 23,375,000 Shares within the period herein provided, this Agreement shall terminate and the Holding Company shall refund to any persons who have subscribed for any of the Shares the full amount which it may have received from them plus accrued interest, as set forth in the Prospectus; and none of the parties to this Agreement shall have any obligation to the other parties hereunder, except as set forth in this Section 2 and in Sections 7, 9 and 10 hereof. In the event this Agreement is terminated for any reason not attributable to the action or inaction of the Agent, the Agent shall be paid the fees due to the date of such termination pursuant to subparagraphs (a) and (d) below.

The Agent shall receive the following compensation for its services hereunder:

(a) A Success Fee of 0.75% shall be paid based on the aggregate Purchase Price of the Shares sold in the Subscription and Community Offering excluding shares of (i) any employee benefit plan or trust of the Holding Company, the Mid-Tier or the Bank established for the benefit of their respective directors, officers and employees, and (ii) any director, trustee, corporator, officer or employee of the Holding Company, the Mid-Tier, or the Bank or members of their immediate families (which shall mean parents, grandparents, spouse, siblings, children and grandchildren) (whether directly or through a personal trust or individual retirement plan account).

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(b) A selling commission on each Share sold in the Syndicated Offering, which shall not exceed five percent (5.0%) of the aggregate purchase price of the Shares sold in the Syndicated Offering.

The Agent acknowledges receipt of the payment of a management fee of $30,000 paid by the MHC which will be credited on a dollar for dollar basis against the success fee paid pursuant to this paragraph. The management fee will be refundable to the MHC to the extent services are not actually performed by the Agent.

(c) If this Agreement is terminated by the Agent in accordance with the provisions of Section 11 hereof or the Conversion is terminated by the Holding Company, no fee shall be payable by the Holding Company to the Agent; provided, however, that the Holding Company shall reimburse the Agent for all of its reasonable documented out-of-pocket expenses up to $125,000, including the reasonable fees and disbursements of counsel for the Agent. The Agent and the Company acknowledge that such expense cap may be increased by an amount not to exceed $40,000 by mutual consent, including in the event of a material delay in the Offerings which would require and update of financial information in tabular form to reflect a period later than set forth in the original filing of the Registration Statement.

(d) All fees payable to the Agent hereunder shall be payable in immediately available funds at Closing Time, or upon the termination of this Agreement, as the case may be. The Holding Company will bear the expenses of the Offerings customarily borne by issuers including, without limitation, regulatory filing fees, SEC, Blue Sky and Financial Institution Regulatory Authority (“FINRA”) filing and registration fees; the fees of the Holding Company’s accountants, attorneys, appraiser, transfer agent and registrar, printing, mailing and marketing and syndicate expenses associated with the Conversion and Offerings; and the fees set forth under this Section 2. In the event the Agent incurs any such fees and expenses on behalf of the Primary Parties, the Bank will reimburse the Agent for such fees and expenses whether or not the Conversion is consummated; provided, however, that the Agent shall not incur any substantial expenses on behalf of the Primary Parties pursuant to this Section without the prior approval of the Bank.

The Agent shall also receive a fee of $50,000 for certain records agent services set forth in Exhibit A, $5,000 of which has already been paid to the Agent and is nonrefundable and the balance of which shall be payable to the Agent upon the mailing of subscription documents. Any material changes in the regulations applicable to the Conversion of the FRB or Division or the Plan, or any delays requiring duplicate or replacement processing due to changes to record dates, may result in additional records agent fees, not to exceed $10,000. The record agent fee will be refundable to the Holding Company to the extent services are not actually performed by Agent.

Section 3. Sale and Delivery of Shares. If all conditions precedent to the consummation of the Conversion, including without limitation, the sale of all Shares required by the Plan to be sold, are satisfied, the Holding Company agrees to issue, or have issued, the Shares sold and to release for delivery certificates for such Shares on the Closing Date against payment to the Holding Company by any means authorized by the Plan; provided, however, that no funds shall be released to the Holding Company until the conditions specified in Section 8 hereof shall have been complied with to the reasonable satisfaction of the Agent or its counsel. The release of Shares against payment therefor shall be made on a date and at a place acceptable to the Primary Parties and the Agent as set forth in Section 14. Certificates for shares shall be delivered directly to the purchasers in accordance with their directions as provided by the Holding Company to the Holding Company’s registrar and transfer agent. The date upon which the

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Holding Company shall release or deliver the Shares sold in the Offerings, in accordance with the terms herein, is called the “Closing Date.” The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Shares.

Section 4. Representations and Warranties of the Primary Parties. The Primary Parties, jointly and severally, represent and warrant to and agree with the Agent as follows:

(a) The Registration Statement, which was prepared by the Primary Parties and filed with the Commission, has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Primary Parties, threatened by the Commission. At the time the Registration Statement, including the Prospectus contained therein (including any amendment or supplement), became effective, at the Applicable Time (as defined in Section 4(c) hereof) and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), and any information regarding the Primary Parties contained in Sales Information (as such term is defined in Section 9 hereof) authorized by the Primary Parties for use in connection with the Offerings, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time any Rule 424(b) or (c) Prospectus is filed with the Commission and at the Closing Date referred to in Section 3 hereof, the Prospectus (including any amendment or supplement thereto) and any information regarding the Holding Company contained in Sales Information (as such term is defined in Section 9 hereof) authorized by the Holding Company for use in connection with the Offerings will contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4(a) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Holding Company by the Agent or its counsel expressly regarding the Agent for use in the Prospectus only in the first sentence of the second paragraph, under the caption “The Conversion and Offering – Syndicated or Firm Commitment Underwritten Offering” and the first sentence of both the first and second paragraphs under the caption “The Conversion and Offering – Plan of Distribution; the Selling Agent and the Underwriter Compensation – Subscription and Community Offerings.”

(b) None of the Primary Parties has directly or indirectly distributed or otherwise used and will not directly or indirectly distribute or otherwise use any prospectus, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) or other offering material (including, without limitation, content on the Holding Company’s website that may be deemed to be a prospectus, free writing prospectus or other offering material) in connection with the offering and sale of the Shares other than any Permitted Free Writing Prospectus or the Prospectus or other materials permitted by the 1933 Act and the 1933 Act Regulations distributed by the Holding Company and reviewed and approved in advance for distribution by the Agent. The Holding Company has not, directly or indirectly, prepared or used and will not directly or indirectly, prepare or use, any Permitted Free Writing Prospectus except in compliance with the filing and other requirements of Rules 164 and 433 of the 1933 Act Regulations; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Agent, of any Permitted Free Writing Prospectus will satisfy the provisions of Rules 164 and 433 (without reliance on subsections (b), (c) and (d) for Rule 164); and the Holding Company is not an “ineligible issuer” (as defined in Rule 405 of the 1933 Act Regulations) as of the eligibility determination date for

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purposes of Rules 164 and 433 of the 1933 Act Regulations with respect to the offering of the Shares or otherwise precluded under Rule 164 from using free writing prospectuses in connection with the offering of the Shares.

(c) As of the Applicable Time (as defined below), neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Shares or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Holding Company by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Shares.

2. “Statutory Prospectus,” as of any time, means the Prospectus relating to the offered Shares that is included in the Registration Statement relating to the offered Shares immediately prior to the Applicable Time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the 1933 Act Regulations, relating to the offered Shares in the form filed or required to be filed or, if not required to be filed, in the form retained in the Holding Company’s records pursuant to Rule 433(g) under the 1933 Act Regulations. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the 1933 Act, without regard to Rule 172 or Rule 173 of the 1933 Act Regulations.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the 1933 Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) of the 1933 Act Regulations or otherwise, even though not required to be filed with the Commission.

6. “Permitted Free Writing Prospectus” means any free writing prospectus as defined in Rule 405 of the 1933 Act Regulations that is consented to by the Holding Company, the Bank and the Agent.

(d) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the offered Shares or until any earlier date that the Holding Company notified or notifies the Agent (as described in the next sentence),

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did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the offered Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Holding Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Holding Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Holding Company by the Agent specifically for use therein.

(e) The Holding Company has filed the Holding Company Application (including copies of the Plan and the Prospectus) and the MHC has filed the Conversion Application, in each case with the FRB, and the Holding Company Application and Conversion Application are accurate and complete in all material respects. The Holding Company has published notice of its filing of the Holding Company Application. The Holding Company has received written notice from the FRB of its approval of the acquisition of the Bank, such approval remains in full force and effect and no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Primary Parties, threatened by the FRB or any other applicable regulator. At the date of such approval, the Holding Company Application and the Conversion Application complied in all material respects with the applicable provisions of the BHCA and the regulations of the FRB promulgated thereunder (the “FRB Regulations”), except as the FRB has expressly waived such regulations in writing. At the time of the FRB’s approval of the Holding Company Application and Conversion Application and at all times subsequent thereto through the Closing Date, the Primary Parties have complied in all material respects with all then applicable commitments made in writing by them in connection with receipt of the FRB’s approval of the Holding Company Application and the Conversion Application (the “FRB Commitments”).

(f) The Massachusetts Application has been approved by the Division. At the time of such approval and at all times subsequent thereto through the Closing Date, the Massachusetts Application complied in all material respects with all applicable provisions of Massachusetts General Laws and the rules and regulations of the Division (“Massachusetts Banking Law”).

(g) The Primary Parties have filed the Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement (as defined in the Plan) and any supplemental sales literature, as applicable, with the Commission, the FRB, the Division and any other applicable regulator. The Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement and all supplemental sales literature, as of the date the Registration Statement became effective and on the Closing Date referred to in Section 3, complied and will comply in all material respects with the applicable requirements of the 1933 Act Regulations, the FRB regulations and Massachusetts Banking Law, as applicable, and, at or prior to the time of their first use, will have received all required authorizations of the Commission, the FRB, the Division and any other applicable regulator for use in final form. No approval of any other regulatory or supervisory or other public authority is required in connection with the distribution of the Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement and any supplemental sales literature that has not been obtained and a copy of which has been delivered to the Agent or its counsel. The Holding Company and the Bank have not distributed any offering material in connection with the Offerings except for the Prospectus, the Mid-Tier

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proxy statement, the Corporator Notice and Information Statement and any supplemental sales material that has been filed with the Registration Statement, the Holding Company Application, the Conversion Application and the Massachusetts Application and authorized for use by the Commission and/or the Division and FRB or any other applicable regulator. The information contained in the supplemental sales material filed as an exhibit to the Registration Statement, the Holding Company Application, the Conversion Application and Massachusetts Application does not conflict in any material respects with information contained in the Registration Statement and the Prospectus.

(h) The Plan has been adopted by the Boards of Directors of the Mid-Tier, the Bank and the Board of Trustees of the MHC, and the offer and sale of the Shares will have been conducted in all material respects in accordance with the Plan, the FRB Regulations, the FRB Commitments (except to the extent waived or otherwise approved by the FRB), Massachusetts Banking Law and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Offerings imposed upon the Primary Parties by the FRB, the Commission, the Division or any other regulatory authority and in the manner described in the Prospectus. To the knowledge of the Primary Parties, no person has sought to obtain review of the final action of the FRB, the Division or any other applicable regulator in approving the Conversion.

(i) The Bank has been duly organized and validly existing as a Massachusetts-chartered stock savings bank and upon completion of the Conversion will continue to be a duly organized and validly existing Massachusetts-chartered savings bank in stock form, in both instances duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the Bank has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not have a material adverse effect on the conduct of the business, financial condition, results of operations, affairs or prospects of the Primary Parties, taken as a whole (a “Material Adverse Effect”); all such licenses, permits and governmental authorizations are in full force and effect, and the Bank is in compliance with all laws, rules, regulations and orders applicable to the operation of its business, except where failure to be in compliance would not have a Material Adverse Effect; the Bank is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership of property or leasing of property or the conduct of its business requires such qualification, unless the failure to be so qualified in one or more of such jurisdictions would not have a Material Adverse Effect. The Bank does not own equity securities or any equity interest in any other business enterprise except as described in the Prospectus or as would not be material to the operations of the Primary Parties, taken as a whole. Following completion of the Conversion and the Offerings, the authorized capital stock of the Bank will consist of 1,100,000 shares of common stock, par value $1.00 per share (the “Bank Common Stock”), and 100,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which 561,000 shares of Bank Common Stock are issued and outstanding as of the date hereof; no shares of Bank Preferred Common Stock are outstanding as of the date hereof and no shares of Bank Preferred Stock will be issued prior to the Closing Date; the issued and outstanding shares of Bank Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and upon completion of the Conversion will be owned directly by the Holding Company free and clear of any security interest, mortgage, pledge, lien, encumbrances or legal or equitable claim. The Conversion will be effected in all material respects in accordance with all applicable statutes, regulations, decisions and orders; and, except with respect to the filing of certain post-sale, post-Conversion reports, and documents in compliance with the 1933 Act Regulations, Massachusetts Banking Law, the FRB Regulations or letters of approval, at the Closing Date, all terms, conditions, requirements and provisions with respect to the Conversion imposed by the Commission, the Division and the FRB or any other applicable regulator if any, will have been complied with by the Primary Parties in all material respects or appropriate waivers will have been obtained and all applicable notice and waiting periods will have been satisfied, waived or elapsed.

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(j) The Holding Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and the Holding Company is, and at the Closing Date will be, qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. The Holding Company has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the Holding Company is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operation of its business. There are no outstanding warrants or options to purchase any securities of the Holding Company.

(k) The MHC is duly organized, validly existing and in good standing as a mutual holding company organized under the laws of the Commonwealth of Massachusetts with full corporate power and authority to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, at the Closing Date, the corporate existence of the MHC will cease to exist. The MHC has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the MHC is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operations of its business.

(l) The MHC has no authorized capital stock.

(m) The Mid-Tier is duly organized, validly existing and in good standing as a stock holding company organized under the laws of the Commonwealth of Massachusetts with full corporate power and authority to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, at the Closing Date, the corporate existence of the Mid-Tier will cease to exist. The Mid-Tier has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the Mid-Tier is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operations of its business.

(n) Except as described in the Prospectus there are no contractual encumbrances or restrictions or requirements or legal restrictions or requirements required to be described therein, on the ability of any of the Primary Parties, (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to another party, (B) to make any loans or advances to, or investments in, another party or (C) to transfer any of its property or assets to another party. Except as described in the Prospectus, there are no restrictions, encumbrances or requirements affecting the payment of dividends or the making of any other distributions on any of the capital stock of the Holding Company.

(o) The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation, except where the failure to do so would not have a Material Adverse Effect. Neither the Bank, nor any of its respective directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

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(p) The Bank is a member in good standing of the Federal Home Loan Bank of Boston (“FHLB-Boston”). The deposit accounts of the Bank are insured by the FDIC up to the applicable limits. No proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Bank, threatened. Upon consummation of the Conversion, the liquidation account for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders, if any, will be duly established in accordance with the requirements of Massachusetts Banking Law, the FRB Regulations and the FRB Commitments.

(q) The only direct subsidiaries of the Mid-Tier Company are the Bank and Meridian Interstate Funding Corporation; the only direct subsidiaries of the Bank are Prospect Inc., EBOSCO, LLC, Investment in Affordable Home Ownership, LLC, Berkley River Bend Estates, LLC and East Boston Investment Services, Inc., which conduct their respective businesses solely in the Commonwealth of Massachusetts (the “Subsidiaries”). Except for Subsidiaries, none of the Primary Parties, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiary of the Holding Company will be the Bank. The Subsidiaries do not conduct any operations other than as described in the Prospectus. The Subsidiaries, individually and in the aggregate, do not constitute “significant subsidiaries” as such term is defined in Rule 1-02(w) of Regulation S-X. No Primary Party owns equity securities or any equity interest in any other business enterprise except as otherwise described in the Registration Statement and Prospectus or as are immaterial in amount and are not required to be described in the Registration Statement and the Prospectus.

(r) The Primary Parties have good and marketable title to all real property and good title to all other assets material to the business of the Primary Parties, taken as a whole, and to those properties and assets described in the Registration Statement and Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and Prospectus or as are not material to the business of the Primary Parties, taken as a whole; and all of the leases and subleases material to the business of the Primary Parties, taken as a whole, under which the Primary Parties hold properties, including those described in the Registration Statement and Prospectus, are in full force and effect.

(s) The Holding Company has received an opinion of its special counsel, Luse Gorman Pomerenk & Schick, P.C., with respect to the legality of the Shares to be issued and the federal income tax consequences of the Conversion and the opinion of its tax advisor, Wolf & Company, P.C., with respect to the Massachusetts state income tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of such opinions are accurately summarized in the Registration Statement and the Prospectus. The facts upon which such opinions are based are truthful, accurate and complete in all material respects. None of Primary Parties has taken or will take any action inconsistent therewith.

(t) Each of the Primary Parties have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Shares to be sold by the Holding Company as provided herein and as described in the Prospectus, subject to approval or confirmation by the FRB, the Division or any other applicable regulator of the final Appraisal. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of each of the Primary Parties. This Agreement has been validly executed and delivered by each of the Primary Parties and, assuming due execution and

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delivery by the Agent, is the valid, legal and binding agreement of each of the Primary Parties enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of bank holding companies, the accounts of whose subsidiaries are insured by the FDIC, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 9 and 10 hereof may be unenforceable as against public policy or pursuant to applicable Federal law and the rules and regulations of the FRB).

(u) As of the date hereof and as of the Closing Date, the Primary Parties are not subject to and have not been advised by the FRB, the Division, the FDIC or any other federal or state governmental authorities that it is considering issuing or requesting, any cease and desist order, written agreement, directive, memorandum of understanding or similar undertaking, other than orders or directives applicable to the banking industry as a whole. None of the Primary Parties is in violation of any directive received from the FRB, the Division or the FDIC to make any material change in the method of conducting its business so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the FRB, the Division or the FDIC).

(v) Except as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there is no suit or proceeding or charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the knowledge of any of the Primary Parties, threatened, which might materially and adversely affect the Offerings, or which might result in any Material Adverse Effect. No Primary Party has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(w) The consolidated financial statements, schedules and notes related thereto which are included in the General Disclosure Package and the Prospectus fairly present the balance sheets, statements of net income, statements of comprehensive income, statements of changes in stockholders’ equity and statements of cash flows of the Mid-Tier on a consolidated basis at the respective dates indicated and for the respective periods covered thereby and comply as to form in all material respects with the applicable accounting requirements of the 1933 Act Regulations and Title 12 of the Code of Federal Regulations. Such consolidated financial statements, schedules and notes related thereto have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied through the periods involved, present fairly in all material respects the information required to be stated therein and are consistent with the most recent financial statements and other reports filed by the Bank with the FDIC, the Division and FRB, except that accounting principles employed in such regulatory filings conform to the requirements of the FDIC, the Division and the FRB and not necessarily to GAAP. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited consolidated financial statements of the Mid-Tier included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been properly applied on the basis described therein.

(x) The Primary Parties carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in a similar industry. All policies of

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insurance insuring the Primary Parties or any of their respective businesses, assets, employees, officers and directors are in full force and effect. No Primary Party has been refused any material insurance coverage sought or applied for during the last four years; and no Primary Party has any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. None of the Primary Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures shall have to be made in order to continue such insurance. There are no claims under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause where absence of coverage would have a Material Adverse Effect.

(y) Since the respective dates as of which information is given in the Registration Statement, including the Prospectus, and except as disclosed in the General Disclosure Package and the Prospectus: (i) there has not been any material adverse change, financial or otherwise, in the condition of the Primary Parties and their subsidiaries, considered as one enterprise, or in the earnings, capital, properties, business or prospects of the Primary Parties and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in the long-term debt of any of the Primary Parties or in the principal amount of the Primary Parties’ consolidated assets which are classified by any of such entities as impaired, substandard, doubtful or loss or in loans past due 90 days or more or real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure or any material decrease in stockholders’ equity or equity capital or total assets of any of the Primary Parties; nor has any of the Primary Parties issued any securities (other than in connection with the incorporation of the Holding Company) or incurred any liability or obligation for borrowing other than in the ordinary course of business; (iii) there have not been any material transactions entered into by the Primary Parties; (iv) there has been no material adverse change in any of the Primary Parties’ relationship with its insurance carriers, including, without limitation, cancellation or other termination of any of the Primary Parties’ fidelity bond or any other type of insurance coverage; (v) there has been no material change in management of any of the Primary Parties; (vi) none of the Primary Parties has sustained any material loss or interference with its respective business or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (vii) none of the Primary Parties has defaulted in the payment of principal or interest on any outstanding debt obligations; (viii) the capitalization, liabilities, assets, properties and business of the Primary Parties conform in all material respects to the descriptions thereof contained in the General Disclosure Package and the Prospectus; and (ix) none of the Primary Parties has any material liabilities, contingent or otherwise, except as set forth in the Prospectus.

(z) None of the Primary Parties is (i) in violation of their respective articles, charters, certificates of incorporation, organizational certificates or bylaws (and none of the Primary Parties will be in violation of its articles of incorporation, charters, certificates of incorporation, organizational certificates or bylaws upon completion of the Conversion), or (ii) in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a defect) in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, lease, loan agreement, indenture, mortgage, or other instrument to which it is a party or by which it or any of its property may be bound, or to which any of the property or assets of the Primary Parties is subject, except for defaults that would not, individually or in the aggregate, have a Material Adverse Effect, and there are no contracts or documents of the Primary Parties that are required to be filed as exhibits to the Registration Statement, the Holding Company Application, the Conversion Application or the Massachusetts Application that have not been so filed. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, or result in the creation of any lien, charge or encumbrance upon any of the assets of any of the Primary Parties pursuant to the respective articles of incorporation, charters or bylaws of the Primary Parties or

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any contract, lease or other instrument in which the Primary Parties has a beneficial interest, or any applicable law, rule, regulation or order; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to any of the Primary Parties; or (iii) result in the creation of any material lien, charge or encumbrance upon any property of the Primary Parties.

(aa) All documents made available or delivered by, or to be made available to or delivered by the Primary Parties or their representatives in connection with the issuance and sale of the Shares, including records of account holders and depositors of the Bank, or in connection with the Agent’s exercise of due diligence, except for those documents which were prepared by parties other than the Primary Parties or their representatives, were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects. The records used by the Primary Parties to determine the identities of Eligible Account Holders and Supplemental Eligible Account Holders, if any, are accurate and complete in all material respects.

(bb) Upon consummation of the Conversion, the authorized, issued and outstanding equity capital of the Holding Company will be within the range set forth in the General Disclosure Package and the Prospectus under the caption “Capitalization,” and no Shares have been or will be issued and outstanding prior to the Closing Date; the Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and in the Prospectus, will be duly and validly issued, fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefor in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, no preemptive rights exist with respect to the Shares; and the terms and provisions of the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The Shares have been approved for listing on the Nasdaq Stock Market, subject to issuance. Upon the issuance of the Shares, good title to the Shares will be transferred from the Holding Company to the purchasers thereof against payment therefor, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

(cc) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default on the part of any of the Primary Parties in the due performance and observance of any term, covenant, agreement, obligation, representation, warranty or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement, lease, license, permit or any other instrument or agreement to which the Primary Parties is a party or by which any of them or any of their respective property is bound or affected which, in any such case, could have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect; each of such agreements is in full force and effect and is the legal, valid and binding agreement of the applicable party and the other parties thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and no other party to any such agreement has instituted or, to the knowledge of the Primary Parties, threatened any action or proceeding wherein any of the Primary Parties or any subsidiary thereof would or might be alleged to be in default thereunder where such action or proceeding, if determined adversely to the Primary Parties, would have a Material Adverse Effect. There are no contracts or documents that are required to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement, the Prospectus, and any Permitted Free Writing Prospectus are fairly summarized in all material respects. No party has sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus, or filed as an exhibit to the Registration Statement, and, to the knowledge of the Primary Parties, no such termination has been threatened by any party to any such contract or agreement.

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(dd) Subsequent to the date the Registration Statement is declared effective by the Commission and prior to the Closing Date, except as otherwise may be indicated or contemplated in the Registration Statement, none of the Primary Parties has or will have issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of business.

(ee) Except for the Bank’s 401(k) Plan, none of the Primary Parties maintains any “pension plan,” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In addition, (A) the employee benefit plans, including employee welfare benefit plans, of the Primary Parties (the “Employee Plans”) have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable laws and governmental regulations, (B) no reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Primary Parties for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation, (C) no prohibited transaction under Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Primary Parties and (D) all Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code, except to the extent such noncompliance, reportable event or prohibited transaction would not have, individually or in the aggregate, a Material Adverse Effect. There are no pending or, to the knowledge of the Primary Parties, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any governmental authority, or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits).

(ff) No action or approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement or the issuance of the Shares, except for the action by the Commission declaring the Registration Statement effective, and approval by the FRB and the Division, and any necessary qualification, notification, registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered, and except as may be required under the rules and regulations of the FINRA.

(gg) Wolf & Company, P.C., which has certified the audited consolidated financial statements of the Mid-Tier included in the Prospectus, has advised the Mid-Tier in writing that they are, with respect to the Mid-Tier, independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States).

(hh) RP Financial, LC., which has prepared the appraisal of the aggregate pro forma market value of the Common Stock on which the Offerings is based (the “Appraisal”), has advised the Primary Parties in writing that it is independent of the Mid-Tier within the meaning of the FRB Regulations and is believed by the Mid-Tier to be experienced and expert in the valuation and the appraisal of business entities, including savings institutions, and the Primary Parties believe that RP Financial, LC. has prepared the pricing information set forth in the Prospectus in accordance with the requirements of the FRB Regulations.

(ii) The Primary Parties have timely filed or extended all required federal, state and local income and franchise tax returns required to be filed; the Primary Parties have timely paid all taxes that have become due and payable in respect of such returns and no deficiency has been asserted with respect thereto by any taxing authority. The Primary Parties have no knowledge of any tax deficiency

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which has been or might be assessed against them which, if subject to an unfavorable decision, ruling or finding, could have, individually or in the aggregate with other tax deficiencies, a Material Adverse Effect. All material tax liabilities have been adequately provided for in the financial statements of the Primary Parties in accordance with GAAP. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement by the Holding Company or with the issuance or sale by the Holding Company of the Shares.

(jj) Each of the Primary Parties is in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental entity or body pending or, to the knowledge of the Primary Parties, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(kk) All Sales Information (as defined in Section 9(a)) used by the Holding Company in connection with the Conversion that is required to be filed with the FRB has been filed with and approved by the FRB.

(ll) To the knowledge of the Primary Parties, with the exception of the intended loan to the Bank’s ESOP, none of the Primary Parties or the employees of the Primary Parties has made any payment of funds as a loan for the purchase of the Shares or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(mm) None of the Primary Parties has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans and reverse repurchase agreements or other liabilities in the ordinary course of business or as described in the Prospectus); (ii) had any material dealings within the 12 months prior to the date hereof with any member of the FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the proposed Offerings, routine purchases and sales of United States government and agency and other securities in the ordinary course of business and in connection with acquisitions consummated by the Primary Parties, pursuant to engagements entered into more than 180 days prior to the date the Registration Statement was filed; (iii) entered into a financial or management consulting agreement except as contemplated hereunder; and (iv) engaged any intermediary between the Agent and the Holding Company or the Bank in connection with the offering of the Shares, and no person is being compensated in any manner for such service.

(nn) The Primary Parties own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus and any Permitted Free Writing Prospectus and no Primary Party has received any written notice or has any knowledge of infringement or conflict with asserted rights of others or of any facts or circumstances which would render invalid or inadequate to protect the rights of the Primary Parties with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and, to the knowledge of the Primary Parties, there is no basis for any such infringement or conflict which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

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(oo) Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) The Bank has complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Bank satisfied, (A) all applicable federal and state laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Primary Parties and any Agency or Loan Investor, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency or Loan Investor and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii) No Agency or Loan Investor has (A) notified the Bank in writing that the Bank has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Bank to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Bank or (C) indicated in writing to the Bank that it has terminated or intends to terminate its relationship with the Bank for poor performance, poor loan quality or concern with respect to the Bank compliance with laws.

For purposes of this Section 4(oo): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Bank or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; and (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Primary Parties or a security backed by or representing an interest in any such mortgage loan.

(pp) The Primary Parties have not relied upon the Agent or its legal counsel for any legal, tax or accounting advice in connection with the Conversion.

(qq) None of the Primary Parties is or intends to conduct business in a manner which would cause it to become an “investment company,” an entity “controlled” by an “investment company” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

(rr) None of the Primary Parties or any properties owned or operated by any of the Primary Parties, is in violation of or liable under any Environmental Law (as defined below), except for such violations or liabilities that, individually or in the aggregate, would not have a Material Adverse Effect. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending or, to the knowledge of the Primary Parties, threatened relating to the

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liability of any property owned or operated by the Primary Parties under any Environmental Law. To the knowledge of the Primary Parties, there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Primary Parties relating to any Environmental Law. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(ss) The Mid-Tier maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accounts or assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books, records and accounts and systems of internal accounting control of the Mid-Tier and its subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Mid-Tier has established and maintains and, upon consummation of the Conversion, the Holding Company will establish and maintain, “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that the information it is or will be required to disclose in the reports it files or submits under the 1934 Act is accumulated and communicated to such company’s management (including its chief executive officer and chief financial officer) in a timely manner and recorded, processed, summarized and reported within the periods specified in the Commission’s rules and forms. To the knowledge of the Primary Parties, Wolf & Company, P.C., and the Audit Committee of the Board of Directors have been advised of: (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Mid-Tier’s and the Bank’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Mid-Tier’s or the Bank’s internal accounting controls.

(tt) All of the loans represented as assets of the Mid-Tier and the Bank in the Prospectus meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not have a Material Adverse Effect.

(uu) Other than with respect to Mr. Chris Twomey, there are no affiliations or associations between any member of the FINRA and any of the Primary Parties’ officers, directors or 5% or greater security holders, except as set forth in the Registration Statement, the Prospectus and the filing with FINRA.

(vv) The Holding Company has taken all actions necessary to obtain at the Closing Date a blue sky memorandum from Luse Gorman Pomerenk & Schick, P.C.

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(ww) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Primary Parties any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xx) Each Subsidiary has been duly organized and is legally existing under the laws of the Commonwealth of Massachusetts, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a Massachusetts-chartered stock savings bank and a bank holding company by the rules and regulations of the FRB and the Division; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(yy) The statistical and market related data contained in any Permitted Free Writing Prospectus, the Prospectus and the Registration Statement are based on or derived from sources which the Primary Parties believe were reliable and accurate at the time they were filed with the Commission. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(zz) Any certificates signed by an officer of any of the Primary Parties pursuant to the conditions of this Agreement and delivered to the Agent or their counsel that refers to this Agreement shall be deemed to be a representation and warranty by such Primary Party to the Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

Section 5. Representations and Warranties of the Agent. The Agent represents and warrants to the Primary Parties as follows:

(a) The Agent is a corporation and is validly existing in good standing under the laws of the State of Delaware with full power and authority to provide the services to be furnished to the Primary Parties hereunder.

(b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Agent, and this Agreement has been duly and validly executed and delivered by the Agent and is a legal, valid and binding agreement of the Agent, enforceable in accordance with its terms, except as the legality, validity, binding nature and enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) Each of the Agent and its employees, agents and representatives who shall perform any of the services hereunder shall be duly authorized and empowered, and shall have all licenses, approvals and permits necessary to perform such services; and the Agent is a registered selling agent in each of the jurisdictions in which the Shares are to be offered by the Holding Company in reliance upon the Agent as a registered selling agent as set forth in the blue sky memorandum prepared with respect to the Offerings.

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(d) The execution and delivery of this Agreement by the Agent, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with, or result in a breach of, any of the terms, provisions or conditions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, the articles of incorporation or bylaws of the Agent or any material agreement, indenture or other instrument to which the Agent is a party or by which it or its property is bound.

(e) No approval of any regulatory or supervisory or other public authority is required in connection with the Agent’s execution and delivery of this Agreement, except as may have been received.

(f) There is no suit or proceeding or charge or action before or by any court, regulatory authority or government agency or body or, to the knowledge of the Agent, pending or threatened, which might materially adversely affect the Agent’s performance under this Agreement.

Section 6. Covenants of the Primary Parties. The Primary Parties hereby jointly and severally covenant and agree with the Agent as follows:

(a) The Holding Company will not, at any time prior to or after the date the Registration Statement is declared effective, file any amendment or supplement to the Registration Statement without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent and its counsel shall reasonably object.

(b) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at the subsequent time, not misleading, the Holding Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented and the Holding Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Holding Company by the Agent expressly for use therein.

(c) Each of the Primary Parties represents and agrees that, unless it obtains the prior consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior consent of the Primary Parties, it has not made and will not make any offer relating to the offered Shares that would constitute an “issuer free writing prospectus” as defined in Rule 433 of the 1933 Act Regulations, or that would constitute a “free writing prospectus,” as defined in Rule 405 of the 1933 Act Regulations, required to be filed with the Commission. Any such free writing prospectus consented to by the Primary Parties and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Primary Parties represent that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations, and has complied and will comply in all material respects with the requirements of Rule 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending

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and record keeping. The Primary Parties need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the 1933 Act without regard to Rule 172 or 173 of the 1933 Act Regulations.

(d) The Primary Parties will not, at any time prior to or after the Holding Company Application and/or the Conversion Application is approved by the FRB, file any amendment or supplement to such Holding Company Application and/or the Conversion Application without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent and its counsel shall reasonably object.

(e) The Holding Company will not, at any time prior to or after the Massachusetts Application is approved by the Division and any other applicable regulator, file any amendment or supplement to such Massachusetts Application without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent and its counsel shall reasonably object.

(f) The Primary Parties will use their best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the Commission and any post-approval amendment to the Holding Company Application, the Conversion Application or the Massachusetts Application to be approved by the FRB or the Division and will immediately upon receipt of any information concerning the events listed below notify the Agent: (i) when the Registration Statement, as amended, has become effective; (ii) when the Holding Company Application, as amended, has been approved by the FRB; (iii) when the Conversion Application, as amended, has been approved by the FRB; (iv) when the Massachusetts Application, as amended, has been approved by the Division; (v) of any comments from the Commission, the FRB, the Division or any other applicable regulator or any other governmental entity with respect to the Conversion contemplated by this Agreement; (vi) of the request by the Commission, the FRB, the Division or any other governmental entity for any amendment or supplement to the Registration Statement, the Holding Company Application, the Conversion Application or the Massachusetts Application or for additional information; (vii) of the issuance by the Commission, the FRB, the Division or any other governmental entity of any order or other action suspending the Conversion or the use of the Registration Statement or the Prospectus or any other filing of the Holding Company or the Bank under the 1933 Act, FRB Regulations, or Massachusetts Banking Law or other applicable law, or the threat of any such action; (viii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of initiation or threat of any proceedings for that purpose; or (ix) of the occurrence of any event mentioned in paragraph (j) below. The Primary Parties will make every reasonable effort (i) to prevent the issuance by the Commission, the FRB, the Division or any other federal or state authority of any such order referred to in clauses (vii) and (viii) above and, (ii) if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

(g) The Primary Parties will deliver to the Agent and to its counsel as many conformed copies of the Registration Statement, the Holding Company Application and the Massachusetts Application, as originally filed and of each amendment or supplement thereto, including all exhibits, as the Agent may reasonably request.

(h) The Primary Parties will furnish to the Agent, from time to time during the period when the Prospectus (or any later prospectus related to this offering) is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of such Prospectus (as amended or supplemented) as the Agent may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the rules and regulations promulgated under the 1934 Act (the “1934 Act Regulations”). The Holding Company authorizes the Agent to use the Prospectus (as amended or supplemented, if amended or supplemented) in any lawful manner contemplated by the Plan in connection with the sale of the Shares by the Agent.

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(i) The Primary Parties will comply with any and all terms, conditions, requirements and provisions with respect to the Offerings imposed by the Commission, the FRB, the Division or any other applicable regulator or the FRB Regulations, the FRB Commitments and by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and Massachusetts Banking Law to be complied with prior to or subsequent to the Closing Date and when the Prospectus is required to be delivered, and during such time period the Primary Parties will comply, at their own expense, with all requirements imposed upon them by the Commission, the FRB, the Division or any other applicable regulator or the FRB Regulations, the FRB Commitments and by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, including, without limitation, Rule 10b-5 under the 1934 Act, and Massachusetts Banking Law in each case as from time to time in force, so far as necessary to permit the continuance of sales or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus. The Holding Company will comply with all undertakings contained in the Registration Statement.

(j) If, at any time during the period when the Prospectus is required to be delivered, any event relating to or affecting any of the Primary Parties shall occur, as a result of which it is necessary or appropriate, in the opinion of counsel for the Holding Company and in the reasonable opinion of the Agent’s counsel, to amend or supplement the Registration Statement or Prospectus in order to make the Registration Statement or Prospectus not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, the Holding Company will immediately so inform the Agent and prepare and file, at its own expense, with the Commission, the FRB and the Division or any other applicable regulator, and furnish to the Agent a reasonable number of copies, of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or Prospectus (in form and substance reasonably satisfactory to the Agent and its counsel after a reasonable time for review) which will amend or supplement the Registration Statement or Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading. For the purpose of this Agreement, the Holding Company will timely furnish to the Agent such information with respect to the Primary Parties as the Agent may from time to time reasonably request.

(k) The Primary Parties will take all necessary actions in cooperating with the Agent and furnish to whomever the Agent may direct such information as may be required to qualify or register the Shares for offering and sale by the Holding Company or to exempt such Shares from registration, or to exempt the Holding Company as a broker-dealer and its officers, directors and employees as broker-dealers or agents under the applicable securities or blue sky laws of such jurisdictions in which the Shares are required under the Plan and the FRB Regulations to be sold or as the Agent and the Holding Company may reasonably agree upon; provided, however, that the Holding Company shall not be obligated to file any general consent to service of process, to qualify to do business in any jurisdiction in which it is not so qualified, or to register its directors or officers as brokers, dealers, salesmen or agents in any jurisdiction. In each jurisdiction where any of the Shares shall have been qualified or registered as above provided, the Holding Company will make and file such statements and reports in each fiscal period as are or may be required by the laws of such jurisdiction.

(l) The liquidation account for the benefit of Eligible Account Holders will be duly established and maintained in accordance with the requirements of the Plan, the FRB Regulations and the FRB Commitments, and Massachusetts Banking Law and such Eligible Account Holders and Supplemental Eligible Account Holders, if any, who continue to maintain their savings accounts in the

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Bank will have an inchoate interest in their pro rata portion of the liquidation account, which shall have a priority superior to that of the holders of the Common Stock in the event of a complete liquidation of the Bank.

(m) The Holding Company will not sell or issue, contract to sell or otherwise dispose of, for a period of 90 days after the Closing Date, without the Agent’s prior written consent, any of its shares of Common Stock, other than in connection with any plan or arrangement described in the Prospectus.

(n) The Holding Company will register its common stock under Section 12(b) of the 1934 Act. The Holding Company shall maintain the effectiveness of such registration for not less than three years from the time of effectiveness or such shorter period as may be required by the FRB or any other applicable regulator.

(o) During the period during which the Common Stock is registered under the 1934 Act or for three years from the date hereof, whichever period is greater, the Holding Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report of the Holding Company (including a consolidated balance sheet and statements of consolidated income, shareholders’ equity and cash flows of the Holding Company and its subsidiaries as at the end of and for such year, certified by independent registered public accountants in accordance with Regulation S-X under the 1933 Act and the 1934 Act) and make available as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the effective time of the Registration Statement) financial information of the Holding Company and its subsidiaries for such quarter in reasonable detail.

(p) During the period of three years from the date hereof, the Holding Company will furnish to the Agent: (i) as soon as practicable after such information is publicly available, a copy of each report of the Holding Company furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Holding Company is listed or quoted (including, but not limited to, reports on Forms 10-K, 10-Q and 8-K and all proxy statements and annual reports to stockholders); (ii) a copy of each other non-confidential report of the Holding Company mailed to its shareholders or filed with the Commission, the FRB or any other supervisory or regulatory authority or any national securities exchange or system on which any class of securities of the Holding Company is listed or quoted, each press release and material news items and additional documents and information with respect to the Holding Company or the Bank as the Agent may reasonably request; and (iii) from time to time, such other nonconfidential information concerning the Holding Company or the Bank as the Agent may reasonably request. The Holding Company shall be deemed to have furnished to the Agent all documents and reports that the Holding Company files with the Commission through the Commission’s EDGAR System concurrently with such filings.

(q) The Holding Company and the Bank will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption “How We Intend to Use the Proceeds From the Offering.”

(r) The Holding Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Holding Company’s fiscal quarter next following the effective date (as defined in such Rule 158) of the Registration Statement.

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(s) The Holding Company will use its best efforts to cooperate with the Agent to effect the trading of the Shares on the Nasdaq Global Select Market on or prior to the Closing Date.

(t) The Holding Company will maintain appropriate arrangements for depositing all funds received from persons mailing or delivering subscriptions for or orders to purchase Shares in the Offerings with the Bank, on an interest-bearing basis at the rate described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Shares or until refunds of such funds have been made to the persons entitled thereto or withdrawal authorizations canceled in accordance with the Plan and as described in the Prospectus. The Holding Company will maintain such records of all funds received to permit the funds of each subscriber to be separately insured by the FDIC (to the maximum extent allowable) and to enable the Holding Company to make the appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Prospectus.

(u) The Holding Company will report the use of proceeds of the Offering on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(v) The Holding Company will promptly take all necessary action to register as a bank holding company under the BHCA.

(w) The Holding Company and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rule 5130.

(x) None of the Primary Parties will amend the Plan without the consent of the Agent, which consent shall not be unreasonably withheld.

(y) The Holding Company shall assist the Agent, if necessary, in connection with the allocation of the Shares in the event of an oversubscription and shall provide the Agent with any information necessary to assist the Holding Company in allocating the Shares in such event and such information shall be accurate and reliable in all material respects.

(z) Prior to the Closing Date, the Holding Company will inform the Agent of any event or circumstances of which it is aware as a result of which the Registration Statement and/or Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

(aa) The Holding Company will not deliver the Shares until the Primary Parties have satisfied or caused to be satisfied each condition set forth in Section 8 hereof, unless such condition is waived in writing by the Agent.

(bb) Subsequent to the date the Registration Statement is declared effective by the Commission and prior to the Closing Date, except as otherwise may be indicated or contemplated therein or set forth in an amendment or supplement thereto, none of the Primary Parties will have: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of its business, or (ii) entered into any transaction which is material in light of the business and properties of the Primary Parties, taken as a whole.

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(cc) Until the Closing Date, the Primary Parties will conduct their businesses in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the FDIC, the Division and the FRB.

(dd) The facts and representations provided to Luse Gorman Pomerenk & Schick, P.C. and Silver, Freedman, Taff & Tiernan LLP by the Primary Parties and upon which each of Luse Gorman Pomerenk & Schick, P.C. and Silver, Freedman, Taff & Tiernan LLP will base their opinions under Sections 8(c) and (d), respectively, are and will be truthful, accurate and complete.

(ee) The Primary Parties will not distribute any offering material in connection with the Offerings except for the Prospectus and any supplemental sales material that has been filed with the Registration Statement and the Holding Company Application and authorized for use by the Commission and the FRB or any other applicable regulator. The information contained in any supplemental sales material (in addition to the supplemental sales material filed as an exhibit to the Registration Statement and the Holding Company Application) shall not conflict with the information contained in the Registration Statement and the Prospectus.

(ff) The Holding Company will comply with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act and all applicable rules, regulations, guidelines and interpretations promulgated thereunder by the Commission.

(gg) The Primary Parties will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(hh) The Primary Parties will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 8.

Section 7. Payment of Expenses. Whether or not the Conversion is completed or the sale of the Shares by the Holding Company is consummated, the Primary Parties jointly and severally agree to pay or reimburse the Agent for: (a) all filing fees in connection with all filings related to the Conversion with the FINRA; (b) any stock issue or transfer taxes which may be payable with respect to the sale of the Shares; (c) subject to Section 2(c), all expenses of the Conversion, including but not limited to blue sky fees, transfer agent, registrar and other agent charges, fees relating to auditing and accounting or other advisors and costs of printing all documents necessary in connection with the Offerings.

Section 8. Conditions to the Agent’s Obligations. The obligations of the Agent hereunder, as to the Shares to be delivered at the Closing Date, are subject, to the extent not waived in writing by the Agent, to the condition that all representations and warranties of the Primary Parties herein are, at and as of the commencement of the Offerings and at and as of the Closing Date, true and correct in all material respects, the condition that the Primary Parties shall have performed all of its obligations hereunder to be performed on or before such dates, and to the following further conditions:

(a) At the Closing Date, the Primary Parties shall have conducted the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the FRB Commitments and Massachusetts Banking Law (except to the extent waived or otherwise approved by the FRB and any other applicable regulator), and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon them by the FRB or any other applicable regulator.

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(b) The Registration Statement shall have been declared effective by the Commission, the Holding Company Application and the Conversion Application shall have been approved by the FRB and the Massachusetts Application shall have been approved by the Division not later than 5:30 p.m. on the date of this Agreement, or with the Agent’s consent at a later time and date, and at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefore initiated or threatened by the Commission or any state authority, and no order or other action suspending the authorization of the Prospectus or the consummation of the Conversion shall have been issued or proceedings therefore initiated or, to the Primary Parties’ knowledge, threatened by the Commission, the FRB, the Division or any other Federal or state authority.

(c) At the Closing Date, the Agent shall have received the favorable opinion, dated as of the Closing Date and addressed to the Agent and for its benefit, of Luse Gorman Pomerenk & Schick, P.C., special counsel for the Primary Parties, in form and substance as attached hereto as Exhibit C.

(d) At the Closing Date, the Agent shall have received the favorable opinion, dated as of the Closing Date and addressed to the Agent and for its benefit, of Silver, Freedman, Taff & Tiernan LLP, special counsel for the Agent, in form and substance as attached hereto as Exhibit D. Such opinion may rely upon certificates of officers and directors of the Primary Parties delivered pursuant hereto or as such counsel shall reasonably request and the opinion of Luse delivered pursuant to Section 8(c).

(e) A blue sky memorandum from Luse Gorman Pomerenk & Schick, P.C. relating to the Offerings, including Agent’s participation therein, shall have been furnished prior to the mailing of the Prospectus to the Holding Company with a copy thereof addressed to Agent or upon which Luse Gorman Pomerenk & Schick, P.C. shall state the Agent may rely. The blue sky memorandum will relate to the necessity of obtaining or confirming exemptions, qualifications or the registration of the Shares under applicable state securities law.

(f) At the Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and the Chief Financial Officer of each of the Primary Parties in form and substance reasonably satisfactory to the Agent’s Counsel, dated as of such Closing Date, to the effect that: (i) they have carefully examined the Prospectus and, in their opinion, at the time the Prospectus became authorized for final use, the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the date the Prospectus became authorized for final use, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus which has not been so set forth, including specifically, but without limitation, any material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of the Primary Parties and the conditions set forth in this Section 8 have been satisfied; (iii) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of the Primary Parties independently, or of the Primary Parties considered as one enterprise, whether or not arising in the ordinary course of business; (iv) the representations and warranties in Section 4 are true and correct with the same force and effect as though expressly made at and as of the Closing Date; (v) the Primary Parties have complied in all material respects with all agreements and have satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date and will comply in all material respects with all obligations to be satisfied by them after the Closing Date; (vi) no stop order suspending the effectiveness of the Registration Statement has been initiated or, to the knowledge of the Primary Parties, threatened by the Commission or any state authority; (vii) no order suspending the Conversion, the Offerings or the use of the Prospectus has been

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issued and no proceedings for that purpose are pending or, to the knowledge of the Primary Parties, threatened by the FRB, the Division or any other Federal or state authority; and (viii) to the knowledge of the Primary Parties, no person has sought to obtain review of the final action of the FRB, the Division or any other applicable regulator approving the Conversion.

(g) None of the Primary Parties shall have sustained, since the date of the latest financial statements included in the Registration Statement, the General Disclosure Package and Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement and the Prospectus, and since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Effect that is in the Agent’s reasonable judgment sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Offerings or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(h) Prior to and at the Closing Date: (i) in the reasonable opinion of the Agent, there shall have been no material adverse change in the financial condition, results of operations or business of the Primary Parties, considered as one enterprise, from that as of the latest dates as of which such condition is set forth in the Prospectus, other than transactions referred to or contemplated therein; (ii) there shall have been no material transaction entered into by any Primary Party since the latest dates as of which the financial condition of the Primary Parties is set forth in the Prospectus, other than transactions referred to or contemplated therein; (iii) none of the Primary Parties shall have received from the FRB, the Division or the FDIC any direction (oral or written) to make any material change in the method of conducting their business with which it has not complied (which direction, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the financial condition, results of operations or business of the Primary Parties, taken as a whole; (iv) none of the Primary Parties shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness; (v) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board or other administrative agency, not disclosed in the Prospectus, shall be pending or, to the knowledge of the Primary Parties, threatened against the any of the Primary Parties or affecting any of their properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the financial condition, results of operations or business of the Primary Parties, taken as a whole; and (vi) the Shares shall have been qualified or registered for offering and sale or exempted therefrom under the securities or blue sky laws of the jurisdictions as the Agent shall have reasonably requested and as agreed to by the Primary Parties.

(i) Concurrently with the execution of this Agreement, the Agent shall receive a letter from Wolf & Company, P.C., dated as of the date hereof and addressed to the Agent: (i) confirming that Wolf & Company, P.C. is a firm of independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States) and stating in effect that in its opinion the consolidated financial statements and related notes of the Mid-Tier as of December 31, 2011 and 2012, and covered by their opinion included in the Prospectus, and any other more recent unaudited financial statements included in the Prospectus, comply as to form in all material respects with the applicable accounting requirements and related published rules and regulations of the FRB and any other applicable regulator and the 1933 Act; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit in accordance with standards of the Public Company Accounting Oversight Board (United States)) consisting of a reading of the latest available consolidated financial statements of the Mid-Tier prepared by the Mid-Tier, a reading of the minutes of the meetings of the Boards of Directors/Trustees of each of the Primary Parties and consultations with officers of the Mid-Tier responsible for financial and accounting matters, nothing came to their attention which caused them to

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believe that: (A) the audited consolidated financial statements and any unaudited interim financial statements included in the Prospectus are not in conformity with the 1933 Act, applicable accounting requirements of the FRB, the Division and the FDIC and GAAP applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus; or (B) during the period from the date of the latest consolidated financial statements included in the Prospectus to a specified date not more than three business days prior to the date of the Prospectus, except as has been described in the Prospectus, there was any increase in long-term debt of the Mid-Tier, other than normal deposit fluctuations for the Bank, or non-performing assets, or classified or special mention loans of the Bank; or (C) there was any decrease in the total consolidated assets, total loans, the allowance for loan losses, total deposits or total equity of the Mid-Tier at the date of such letter as compared with amounts shown in the latest balance sheet included in the Prospectus; or (D) there was any decrease in net income or total interest income or net interest income or net interest income after provision for loan losses, non-interest income or increase in provision for loan losses or non-interest expense of the Mid-Tier, in each case for the number of full months commencing immediately after the period covered by the latest audited balance sheet and income statement included in the Prospectus and ended on the latest month end prior to the date of the Prospectus as compared to the corresponding period in the preceding year; and (iii) stating that, in addition to the audit referred to in their opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (h), they have compared with the general accounting records of the Mid-Tier, which are subject to the internal controls of the Mid-Tier, the accounting system and other data prepared by the Mid-Tier, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as the Agent may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

(j) To the extent a sale or other disposition or transfer of shares of common stock or other securities of the Holding Company is not otherwise prohibited by applicable law or regulation for the duration of the time period provided therein, each of the persons set forth on Exhibit E hereto shall deliver to the Agent a “lock-up” agreement, each in substantially the form of Exhibit E hereto, relating to the sales and certain other dispositions or transfers of shares of common stock or certain other securities of the Holding Company on or before the date hereof and shall be in full force and effect on the Closing Date.

(k) At the Closing Date, the Agent shall receive a letter dated the Closing Date, addressed to the Agent, confirming the statements made by Wolf & Company, P.C. in the letter delivered by it pursuant to subsection (i) of this Section 8, the “specified date” referred to in clause (i) of subsection (h) to be a date specified in the letter required by this subsection (h) which for purposes of such letter shall not be more than three business days prior to the Closing Date.

(l) At the Closing Date, the Holding Company shall receive a letter from RP Financial, LC., dated the Closing Date (i) confirming that said firm is independent of the Primary Parties and is experienced and expert in the area of corporate appraisals within the meaning of Title 12 of the Code of Federal Regulations, Section 192.200(b), (ii) stating in effect that the Appraisal prepared by such firm complies in all material respects with the applicable requirements of Title 12 of the Code of Federal Regulations, and (iii) further stating that its opinion of the aggregate pro forma market value of the Holding Company including the Bank, as most recently updated, remains in effect.

(m) At or prior to the Closing Date, the Agent shall receive: (i) a copy of the letter from the FRB approving the Holding Company Application; (ii) a copy of a letter from the FRB approving the Conversion Application; (iii) confirmation that the Commission has declared the Registration Statement effective; (iv) certificate from the Massachusetts Department of Revenue evidencing the valid existence of the MHC; (v) certificate from the Massachusetts Department of

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Revenue evidencing the valid existence and good standing of the Mid-Tier; (vi) a certificate from the Division evidencing the good standing of the Bank; (vii) a certificate from the FDIC evidencing the Bank’s insurance of accounts; (viii) a certificate from the FHLB-Boston evidencing the Bank’s membership therein; (ix) a certificate from the Maryland Department of Assessments and Taxation evidencing the good standing of the Holding Company; (x) evidence of approval of the Massachusetts Application by the Division; and (xi) such other documents and certificates as the Agent may reasonably request.

(n) Subsequent to the date hereof, there shall not have occurred any of the following; (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange (the “NYSE”) or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or the Nasdaq Stock Market or by order of the Commission or any other governmental authority; (ii) a general moratorium on the operations of commercial banks, or federal savings and loan associations or a general moratorium on the withdrawal of deposits from commercial banks or federal savings and loan associations declared by federal or state authorities; (iii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date hereof, of a national emergency or war or a material decline in the price of equity or debt securities, if the effect of such declaration or decline, in the Agent’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Offerings or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(o) At or prior to the Closing Date, counsel to the Agent shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares and related proceedings or in order to evidence the occurrence or completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Primary Parties in connection with the sale of the Shares shall be satisfactory in form and substance to the Agent or its counsel.

(p) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Agent or to counsel for the Agent.

Section 9. Indemnification.

(a) Each of the Primary Parties jointly and severally agrees to indemnify and hold harmless the Agent, its officers and directors, employees and agents, and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, settlement expenses), joint or several, that the Agent or any of them may suffer or to which the Agent and any such persons may become subject under all applicable federal or state laws or otherwise, and to promptly reimburse the Agent and any such persons upon written demand for any reasonable expense (including all reasonable fees and disbursements of counsel) incurred by the Agent or any of them in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus, any Issuer Represented General Free Writing Prospectus, preliminary or final Prospectus (or any amendment or supplement thereto), the Holding Company Application (or any amendment or supplement thereto) or any instrument or document executed by the Primary Parties or based upon written information supplied by the Holding Company

28

filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to exempt the Primary Parties as a broker-dealer or its officers, directors and employees as broker-dealers or agents, under the securities laws thereof (collectively, the “Blue Sky Application”), or any document, advertisement, oral statement or communication (“Sales Information”) prepared, made or executed by or on behalf of the Primary Parties with its consent and based upon written or oral information furnished by or on behalf of the Primary Parties, whether or not filed in any jurisdiction, in order to qualify or register the Shares or to claim an exemption therefrom under the securities laws thereof; (ii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus, any Issuer–Represented General Free Writing Prospectus, the Holding Company Application (or any amendment or supplement thereto), any Blue Sky Application or Sales Information or other documentation distributed in connection with the Conversion; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statement or alleged untrue material statement in, or material omission or alleged material omission from, the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus, any Issuer-Represented General Free Writing Prospectus, the Holding Company Application, the Conversion Application, the Massachusetts Application, any Blue Sky Application or Sales Information made in reliance upon and in conformity with information furnished in writing to the Holding Company, by the Agent or its counsel regarding the Agent, and provided, that it is agreed and understood that the only information furnished in writing to the Holding Company, by the Agent regarding the Agent is set forth in the Prospectus in the first sentence of the second paragraph, under the caption “The Conversion and Offering – Syndicated or Firm Commitment Underwritten Offering” and the first sentence of both the first and second paragraphs under the caption “The Conversion and Offering – Plan of Distribution; the Selling Agent and the Underwriter Compensation – Subscription and Community Offerings.” and, provided further, that such indemnification shall be limited to the extent prohibited by the Commission, the Division, the FDIC and the FRB.

(b) The Agent agrees to indemnify and hold harmless the Primary Parties, their directors and officers and each person, if any, who controls the Holding Company or the Bank within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, which they, or any of them, may suffer or to which they, or any of them may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Primary Parties, and any such persons upon written demand for any expenses (including reasonable fees and disbursements of counsel) incurred by them, or any of them, in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the Holding Company Application, the preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information, (ii) are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), the Holding Company Application, or any Blue

29

Sky Application or Sales Information or other documentation distributed in connection with the Offerings; provided, however, that the Agent’s obligations under this Section 9(b) shall exist only if and only to the extent that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information in reliance upon and in conformity with information furnished in writing to the Holding Company or the Bank, by the Agent or its counsel regarding the Agent, and provided, that it is agreed and understood that the only information furnished in writing to the Holding Company or the Bank, by the Agent regarding the Agent is set forth in the Prospectus in the first sentence of the second paragraph, under the caption “The Conversion and Offering – Syndicated or Firm Commitment Underwritten Offering” and the first sentence of the first paragraph under the caption “The Conversion and Offering – Plan of Distribution; the Selling Agent and the Underwriter Compensation – Subscription and Community Offerings.”

(c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 9 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (and any special counsel that said firm may retain) for each indemnified party in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances. The Primary Parties will not, without the Agent’s prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified person is a party thereto) unless such settlement, compromise, consent or termination does not include a statement or acknowledgment as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party and provides that the Agent and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect of such action, claim, suit or proceeding. No indemnified party seeking indemnification, reimbursement or contribution under this Section 9 will, without the indemnifying parties’ prior written consent, which consent may not be unreasonably withheld, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to in the preceding sentence. The Agent will not enter into any settlement for which the Primary Parties could be liable without the Primary Parties’ prior written consent, not to be unreasonably withheld or delayed.

Section 10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Primary Parties or the Agent, the Primary Parties and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding, but after deducting any contribution received by the Primary

30

Parties or the Agent from persons other than the other parties thereto, who may also be liable for contribution) in such proportion so that the Agent is responsible for that portion represented by the percentage that the fees paid to the Agent pursuant to Section 2 of this Agreement (not including expenses) bears to the gross proceeds received by the Holding Company from the sale of the Shares in the Offerings, and the Primary Parties shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of the Primary Parties on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereto), but also the relative benefits received by the Primary Parties on the one hand and the Agent on the other from the Offerings (before deducting expenses). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Primary Parties on the one hand or the Agent on the other and the parties’ relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Primary Parties and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro-rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 10. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof) referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount pursuant to Section 9(b) or this Section 10 which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement. It is understood that the above stated limitation on the Agent’s liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. The obligations of the Primary Parties under this Section 10 and under Section 9 shall be in addition to any liability which the Holding Company and the Agent may otherwise have. For purposes of this Section 10, each of the Agent’s and the Primary Parties’ officers and directors and each person, if any, who controls the Agent or any of the Primary Parties within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Agent on the one hand, or, the Primary Parties on the other hand. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 10, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 10 unless and to the extent the party has been materially prejudiced through the forfeiture by the other party of substantial rights and defenses.

Section 11. Termination. The Agent may terminate this Agreement by giving the notice indicated below in Section 12 at any time after this Agreement becomes effective as follows:

(a) If any domestic or international event or act or occurrence has materially disrupted the United States securities markets such as to make it, in the Agent’s reasonable opinion, impracticable to proceed with the offering of the Shares; or if trading on the NYSE shall have suspended (except that this shall not apply to the imposition of NYSE trading collars imposed on program trading); or if the United States shall have become involved in a war or major hostilities or escalation thereof; or if a general banking moratorium has been declared by a state or federal authority which has a material effect

31

on the Primary Parties on a consolidated basis; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if there shall have been a material adverse change in the financial condition, results of operations or business of any of the Primary Parties, or if any of the Primary Parties shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act, whether or not said loss shall have been insured; or, if there shall have been a material adverse change in the financial condition, results of operations or business of the Primary Parties taken as a whole.

(b) In the event the Holding Company fails to sell the required minimum number of the Shares by the date when such sales must be completed, in accordance with the provisions of the Plan or as required by the FRB Regulations and the FRB Commitments and/or Massachusetts Banking Law, and any other applicable law, this Agreement shall terminate upon refund by the Holding Company to each person who has subscribed for or ordered any of the Shares the full amount which it may have received from such person, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the other hereunder, except as set forth in Sections 2, 7, 9 and 10 hereof.

(c) If any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement, unless waived in writing, or by the Closing Date, this Agreement and all of the Agent’s obligations hereunder may be cancelled by the Agent by notifying the Holding Company of such cancellation in writing or by electronic mail at any time at or prior to the Closing Date, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 2, 7, 9 and 10 hereof.

(d) If the Agent elects to terminate this Agreement as provided in this Section, the Primary Parties shall be notified promptly by telephone or electronic mail, confirmed by letter.

Any of the Primary Parties may terminate this Agreement in the event (i) the Agent is in material breach of the representations and warranties or covenants contained in Section 5 and such breach has not been cured within a reasonable time period after the Primary Party has provided the Agent with notice of such breach and (ii) the Primary Parties terminate the Plan.

This Agreement may also be terminated by mutual written consent of the parties hereto.

Section 12. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be mailed in writing and if sent to the Agent shall be mailed, delivered by facsimile or email and confirmed to Sterne, Agee & Leach, Inc., 265 Franklin Street, Suite 401, Boston, MA 02110, Attention: Robert P. Hutchinson, Head of Northeast Region, Managing Director, with a copy to Dave Muchnikoff, Esq., Silver, Freedman, Taff & Tiernan, LLP, 3299 K St, NW, Suite 100, Washington, DC, 20007, and, if sent to a Primary Party, shall be mailed, delivered or telegraphed and confirmed to such Primary Party at 67 Prospect Street, Peabody, MA, 01960 Attention: Richard J. Gavegnano, Chairman and Chief Executive Officer, with a copy to Lawrence M. F. Spaccasi, Esq., Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

Section 13. Parties. The Primary Parties shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Agent when the same shall have been given by the undersigned or any other authorized officer of the Agent. The Agent shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Primary Parties, when the same shall have been given by the undersigned or any other authorized officer of any of the Primary Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Agent, the Primary Parties and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

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Section 14. Closing. The closing for the sale of the Shares (the “Closing”) shall take place on the Closing Date at such location as mutually agreed upon by the Agent and the Holding Company and the Bank. At the Closing, the Primary Parties shall deliver to the Agent in next day funds the commissions, fees and expenses due and owing to the Agent as set forth in Sections 2 and 7 hereof and the opinions and certificates required hereby and other documents deemed reasonably necessary by the Agent shall be executed and delivered to effect the sale of the Shares as contemplated hereby and pursuant to the terms of the Prospectus.

Section 15. Partial Invalidity. In the event that any term, provision or covenant herein or the application thereof to any circumstance or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstances or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

Section 16. Governing Law and Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

Section 17. Counterparts. This Agreement may be executed in separate counterparts and by facsimile or electronic signatures, each of which so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

Section 18. Entire Agreement. This Agreement, including schedules and exhibits hereto, which are integral parts hereof and incorporated as though set forth in full, constitutes the entire agreement between the parties pertaining to the subject matter hereof superseding any and all prior or contemporaneous oral or prior written agreements, proposals, letters of intent and understandings, and cannot be modified, changed, waived or terminated except by a writing which expressly states that it is an amendment, modification or waiver, refers to this Agreement and is signed by the party to be charged. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

Section 19. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Primary Parties and the Agent, as set forth in this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any of the Agent’s officers or directors or any person controlling the Agent, or the Primary Parties, or any of their respective officers or directors or any person controlling the Primary Parties, and shall survive termination of this Agreement and receipt or delivery of any payment for the Shares.

Section 20. Waiver of Trial by Jury. Each of the Agent and the Primary Parties waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

This Agreement is made solely for the benefit of and will be binding upon the parties hereto and their respective successors and the directors, officers and controlling persons and no other person will have any right or obligation hereunder.

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The term “successors” as used in this Agreement shall not include any purchaser of any of the Shares. Time shall be of the essence for this Agreement.

[Remainder of page intentionally blank]

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If the foregoing correctly sets forth the arrangement among the Primary Parties and the Agent, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter and the Agent’s acceptance shall constitute a binding agreement.

Very truly yours,

EAST BOSTON SAVINGS BANK	MERIDIAN BANCORP, INC.

By Its Authorized Representative:	By Its Authorized Representative:

Richard J. Gavegnano	Richard J. Gavegnano
President and Chief Executive Officer	President and Chief Executive Officer

MERIDIAN INTERSTATE BANCORP, INC.	MERIDIAN FINANCIAL SERVICES, INC.

By Its Authorized Representative:	By Its Authorized Representative:

Richard J. Gavegnano	Richard J. Gavegnano
President and Chief Executive Officer	President and Chief Executive Officer

Accepted as of the date first above written

STERNE, AGEE & LEACH, INC.

By its Authorized Representative

Daryle A. DiLascia Head of Depository Investment Banking

Exhibit A to Agency Agreement – Engagement Letter with the Agent - Financial Advisor

A-1

Exhibit B to Agency Agreement – Underwriting Agreement

[Form of Underwriting Agreement]

                Shares

Meridian Bancorp, Inc.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

UNDERWRITING AGREEMENT

                 , 20

STERNE, AGEE & LEACH, INC.

  as Representative of the Several Underwriters

  named in Schedule I hereto

800 Shades Creek Parkway

Birmingham, Alabama 35209

Ladies and Gentlemen:

Meridian Bancorp, Inc. a Maryland corporation (the “Holding Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Sterne, Agee & Leach, Inc. is acting as representative (the “Representative” or “Sterne Agee”), an aggregate of [                ] shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Holding Company. The shares of Common Stock to be sold by the Holding Company in the Offerings (as hereinafter defined), including the Shares being sold pursuant to this Agreement are hereinafter referred to collectively as the “Securities.”

The Shares are being sold in accordance with the Plan of Conversion, as amended and restated (the “Plan”), adopted by the Boards of Directors of Meridian Interstate Bancorp, Inc., a Massachusetts corporation and mid-tier holding company (the “Mid-Tier Company”), and East Boston Savings Bank, a Massachusetts-chartered stock savings bank (the “Bank”) and the board of trustees of Meridian Financial Services, Incorporated, a Massachusetts-chartered mutual holding company (the “MHC”) pursuant to which the MHC intends to convert from the mutual to stock holding company form of organization. The Holding Company, the Mid-Tier Company, the MHC and the Bank are hereinafter referred to collectively as the “Primary Parties.”

Pursuant to the Plan, the Holding Company offered to certain depositors of the Bank, the tax-qualified employee benefit plans of the Bank, the Holding Company, the MHC or any of their affiliates, including the employee stock ownership plan established by the Bank (the “ESOP”) and the Bank’s 401(k) Plan, and employees, officers, directors, trustees and corporators of the MHC, the Mid-Tier or the Bank rights to subscribe for shares of Common Stock in a subscription offering (the “Subscription Offering”). In addition, shares of Common Stock were offered to certain members of the general public in a community offering (the “Community Offering”) with preference given first to natural persons and trusts of natural persons who are residents of in the Massachusetts cities and towns of Belmont, Boston,

Cambridge, Chelsea, Danvers, Everett, Lynn, Lynnfield, Malden, Medford, Melrose, Peabody, Revere, Saugus, Somerville, Wakefield and Winthrop and second to stockholders of the Mid-Tier as of the Voting Record Date (as defined in the Plan) and finally to other members of the general public. The Community Offering together with the Subscription Offering are herein referred to as the “Subscription and Community Offering.” The Subscription and Community Offering and the underwritten public offering (“Public Offering”) to which this Agreement relates are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Holding Company and the related mergers, the exchange of the Mid-Tier’s public stockholders’ shares for shares of common stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Holding Company and the Offerings are hereinafter referred to collectively as the “Conversion.”

The Holding Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-194454), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter), including post-effective amendments thereto containing the preliminary prospectus (the “Preliminary Prospectus”) and the final prospectus for the Public Offering, if any (the “Registration Statement”), and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”) as well as the preliminary prospectus, if any, as defined in Rule 430A under the Securities Act Regulations and the prospectus for the Public Offering, if any, contained in a post-effective amendment to the Registration Statement), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Holding Company in connection with the Subscription and Community Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Holding Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Representative for such use and prior to the termination of the Public Offering of the Shares by the Underwriters.

In accordance with the Bank Holding Company Act of 1956, as amended (the “BHCA”), and the regulations of the Board of Governors of the Federal Reserve System (the “FRB”), the Holding Company has filed an application on Form FR Y-3 for approval of its acquisition of the Bank (the “Holding Company Application”) and has filed such amendments thereto as may have been required by the FRB. The Holding Company Application has been approved by the FRB. The MHC also has filed a Letter Application for Conversion with the FRB (the “Conversion Application”). In addition, the Holding Company has filed with the Massachusetts Division of Banks (the “Division”) an Application for Conversion (the “Massachusetts Application”), and such amendments and supplements thereto as may have been required by the Division. The Massachusetts Application has been approved by the Division.

Concurrently with the execution of this Agreement, the Holding Company is delivering to the Representative copies of the Prospectus of the Holding Company to be used in the Public Offering. Such prospectus contains information with respect to the Primary Parties and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE MID-TIER COMPANY, THE MHC AND THE BANK.

The Primary Parties jointly and severally represent and warrant to the Representative as of the date hereof as follows:

(a) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Primary Parties, threatened by the Commission. At the time the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Time of Delivery referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Representative furnished to the Holding Company in writing by the Representative or its counsel expressly for use in the Registration Statement or Prospectus (the “Representative Information,” which the Primary Parties acknowledge appears only in the [    ] paragraph[(s)] of the section “Underwriting.”

(b) At the time of filing the Registration Statement relating to the offering of the Shares and as of the date hereof, the Holding Company was not, and is not, an ineligible issuer, as defined in Rule 405. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h), the Holding Company met the conditions required by Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Holding Company has filed any issuer free writing prospectus related to the offered Securities at the time it is required to be filed under Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Holding Company’s records pursuant to Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Holding Company will file or retain such free writing prospectus as required by Rule 433.

(c) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Holding Company by the Representative specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means     :00 [a./p.] m., Eastern Time, on the date of this Agreement.

2. “Statutory Prospectus”, as of any time, means the preliminary prospectus and the final prospectus relating to the offered Shares that is included in the Registration Statement relating to the offered Shares immediately prior to the Applicable Time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h), relating to the offered Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the 1933 Act, without regard to Rule 172 or Rule 173.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(d) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the offered Securities or until any earlier date that the Holding Company notified or notifies the Representative (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offered Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the offered Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Holding Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Holding Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Holding Company by the Representative specifically for use therein.

(e) The Holding Company has filed the Holding Company Application (including copies of the Plan and the Prospectus) and the MHC has filed the Conversion Application, in each case with the FRB, and the Holding Company Application and Conversion Application are accurate and complete in all material respects. The Holding Company has published notice of its filing of the Holding Company Application. The Holding Company has received written notice from the FRB of its approval of the acquisition of the Bank, such approval remains in full force and effect and no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Primary Parties, threatened by the FRB or any other applicable regulator. At the date of such approval, the Holding Company Application and the Conversion Application complied in all material respects with the applicable provisions of the BHCA and the regulations of the FRB promulgated thereunder (the “FRB Regulations”), except as the FRB has expressly waived such regulations in writing. At the time of the FRB’s approval of the Holding Company Application and Conversion Application and at all times subsequent thereto through the Time of Delivery, the Primary Parties have complied in all material respects with all then applicable commitments made in writing by them in connection with receipt of the FRB’s approval of the Holding Company Application and the Conversion Application (the “FRB Commitments”).

(f) The Massachusetts Application has been approved by the Division. At the time of such approval and at all times subsequent thereto through the Time of Delivery, the Massachusetts Application complied in all material respects with all applicable provisions of Massachusetts General Laws and the rules and regulations of the Division (“Massachusetts Banking Law”).

(g) The Primary Parties have filed the Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement (as defined in the Plan) and any supplemental sales literature, as applicable, with the Commission, the FRB, the Division and any other applicable regulator. The Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement and all supplemental sales literature, as of the date the Registration Statement became effective and on the Time of Delivery referred to in Section 2, complied and will comply in all material respects with the applicable requirements of the 1933 Act Regulations, the FRB regulations and Massachusetts Banking Law, as applicable, and, at or prior to the time of their first use, will have received all required authorizations of the Commission, the FRB, the Division and any other applicable regulator for use in final form. No approval of any other regulatory or supervisory or other public authority is required in connection with the distribution of the Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement and any supplemental sales literature that has not been obtained and a copy of which has been delivered to the Representative or its counsel. The Holding Company and the Bank have not distributed any offering material in connection with the Offerings except for the Prospectus, the Mid-Tier proxy statement, the Corporator Notice and Information Statement and any supplemental sales material that has been filed with the Registration Statement, the Holding Company Application, the Conversion Application and the Massachusetts Application and authorized for use by the Commission and/or the Division and FRB or any other applicable regulator. The information contained in the supplemental sales material filed as an exhibit to the Registration Statement, the Holding Company Application, the Conversion Application and Massachusetts Application does not conflict in any material respects with information contained in the Registration Statement and the Prospectus.

(h) The Plan has been adopted by the Boards of Directors of the Mid-Tier, the Bank and the Board of Trustees of the MHC, and the offer and sale of the Shares will have been conducted in all material respects in accordance with the Plan, the FRB Regulations, the FRB Commitments (except to the extent waived or otherwise approved by the FRB), Massachusetts Banking Law and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Offerings imposed upon the Primary Parties by the FRB, the Commission, the Division or any other regulatory authority and in the manner described in the Prospectus. To the knowledge of the Primary Parties, no person has sought to obtain review of the final action of the FRB, the Division or any other applicable regulator in approving the Conversion.

(i) The Bank has been duly organized and validly existing as a Massachusetts-chartered stock savings bank and upon completion of the Conversion will continue to be a duly organized and validly existing Massachusetts-chartered savings bank in stock form, in both instances duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the Bank has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not have a material adverse effect on the conduct of the business, financial condition, results of operations, affairs or prospects of the Primary Parties, taken as a whole (a “Material Adverse Effect”); all such licenses, permits and governmental authorizations are in full force and effect, and the Bank is in compliance with all laws, rules, regulations and orders applicable to the operation of its business, except where failure to be in compliance would not have a Material Adverse Effect; the Bank is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership of property or leasing of property or the conduct of its business requires such qualification, unless the failure to be so qualified in one or more of such jurisdictions would not have a Material Adverse Effect. The Bank does not own equity securities or any equity interest in any other business enterprise except as described in the Prospectus or as would not be material to the operations of the Primary Parties, taken as a whole. Following completion of the Conversion and the Offerings, the authorized capital stock of the Bank will consist of 1,100,000 shares of common stock, par value $1.00 per share (the “Bank Common Stock”), and 100,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which 561,000 shares of Bank Common Stock are issued and outstanding as of the date hereof; no shares of Bank Preferred Common Stock are outstanding as of the date hereof and no shares of Bank Preferred Stock will be issued prior to the Time of Delivery; the issued and outstanding shares of Bank Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and upon completion of the Conversion will be owned directly by the Holding Company free and clear of any security interest, mortgage, pledge, lien, encumbrances or legal or equitable claim. The Conversion will be effected in all material respects in accordance with all applicable statutes, regulations, decisions and orders; and, except with respect to the filing of certain post-sale, post-Conversion reports, and documents in compliance with the 1933 Act Regulations, Massachusetts Banking Law, the FRB Regulations or letters of approval, at the Time of Delivery, all terms, conditions, requirements and provisions with respect to the Conversion imposed by the Commission, the Division and the FRB or any other applicable regulator if any, will have been complied with by the Primary Parties in all material respects or appropriate waivers will have been obtained and all applicable notice and waiting periods will have been satisfied, waived or elapsed.

(j) The Holding Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and the Holding Company is, and at the Time of Delivery will be, qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. The Holding Company has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the Holding Company is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operation of its business. There are no outstanding warrants or options to purchase any securities of the Holding Company.

(k) The MHC is duly organized, validly existing and in good standing as a mutual holding company organized under the laws of the Commonwealth of Massachusetts with full corporate power and authority to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, at the Time of Delivery, the corporate existence of the MHC will cease to exist. The MHC has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the MHC is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operations of its business.

(l) The MHC has no authorized capital stock.

(m) The Mid-Tier is duly organized, validly existing and in good standing as a stock holding company organized under the laws of the Commonwealth of Massachusetts with full corporate power and authority to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, at the Time of Delivery, the corporate existence of the Mid-Tier will cease to exist. The Mid-Tier has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not have a Material Adverse Effect; all such licenses, permits and governmental authorizations are in full force and effect, and the Mid-Tier is in all material respects complying therewith and with all laws, rules, regulations and orders applicable to the operations of its business.

(n) Except as described in the Prospectus there are no contractual encumbrances or restrictions or requirements or legal restrictions or requirements required to be described therein, on the ability of any of the Primary Parties, (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to another party, (B) to make any loans or advances to, or investments in, another party or (C) to transfer any of its property or assets to another party. Except as described in the Prospectus, there are no restrictions, encumbrances or requirements affecting the payment of dividends or the making of any other distributions on any of the capital stock of the Holding Company.

(o) The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation, except where the failure to do so would not have a Material Adverse Effect. Neither the Bank, nor any of its respective directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(p) The Bank is a member in good standing of the Federal Home Loan Bank of Boston (“FHLB-Boston”). The deposit accounts of the Bank are insured by the FDIC up to the applicable limits. No proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Bank, threatened. Upon consummation of the Conversion, the liquidation account for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders, if any, will be duly established in accordance with the requirements of Massachusetts Banking Law, the FRB Regulations and the FRB Commitments.

(q) The only direct subsidiaries of the Mid-Tier Company are the Bank and Meridian Interstate Funding Corporation; the only direct subsidiaries of the Bank are Prospect Inc., EBOSCO, LLC, Investment in Affordable Home Ownership, LLC, Berkley River Bend Estates, LLC and East Boston Investment Services, Inc., which conduct their respective businesses solely in the Commonwealth of Massachusetts (the “Subsidiaries”). Except for Subsidiaries, none of the Primary Parties, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiary of the Holding Company will be the Bank. The Subsidiaries do not conduct any operations other than as described in the Prospectus. The Subsidiaries, individually and in the aggregate, do not constitute “significant subsidiaries” as such term is defined in Rule 1-02(w) of Regulation S-X. No Primary Party owns equity securities or any equity interest in any other business enterprise except as otherwise described in the Registration Statement and Prospectus or as are immaterial in amount and are not required to be described in the Registration Statement and the Prospectus.

(r) The Primary Parties have good and marketable title to all real property and good title to all other assets material to the business of the Primary Parties, taken as a whole, and to those properties and assets described in the Registration Statement and Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and Prospectus or as are not material to the business of the Primary Parties, taken as a whole; and all of the leases and subleases material to the business of the Primary Parties, taken as a whole, under which the Primary Parties hold properties, including those described in the Registration Statement and Prospectus, are in full force and effect.

(s) The Holding Company has received an opinion of its special counsel, Luse Gorman Pomerenk & Schick, P.C., with respect to the legality of the Shares to be issued and the federal income tax consequences of the Conversion and the opinion of its tax advisor, Wolf & Company, P.C., with respect to the Massachusetts state income tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of such opinions are accurately summarized in the Registration Statement and the Prospectus. The facts upon which such opinions are based are truthful, accurate and complete in all material respects. None of Primary Parties has taken or will take any action inconsistent therewith.

(t) Each of the Primary Parties have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Shares to be sold by the Holding Company as provided herein and as described in the Prospectus, subject to approval or confirmation by the FRB, the Division or any other applicable regulator of the final Appraisal. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of each of the Primary Parties. This Agreement has been validly executed and delivered by each of the Primary Parties and, assuming due execution and delivery by the Representative, is the valid, legal and binding agreement of each of the Primary Parties enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of bank holding companies, the accounts of whose subsidiaries are insured by the FDIC, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 9 and 10 hereof may be unenforceable as against public policy or pursuant to applicable Federal law and the rules and regulations of the FRB).

(u) As of the date hereof and as of the Time of Delivery, the Primary Parties are not subject to and have not been advised by the FRB, the Division, the FDIC or any other federal or state governmental authorities that it is considering issuing or requesting, any cease and desist order, written agreement, directive, memorandum of understanding or similar undertaking other than orders or directives applicable to the banking industry as a whole. None of the Primary Parties is in violation of any directive received from the FRB, the Division or the FDIC to make any material change in the method of conducting its business so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the FRB, the Division or the FDIC).

(v) Except as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there is no suit or proceeding or charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the knowledge of any of the Primary Parties, threatened, which might materially and adversely affect the Offerings, or which might result in any Material Adverse Effect. No Primary Party has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(w) The consolidated financial statements, schedules and notes related thereto which are included in the General Disclosure Package and the Prospectus fairly present the balance sheets, statements of net income, statements of comprehensive income, statements of changes in stockholders’ equity and statements of cash flows of the Mid-Tier on a consolidated basis at the respective dates indicated and for the respective periods covered thereby and comply as to form in all material respects with the applicable accounting requirements of the 1933 Act Regulations and Title 12 of the Code of Federal Regulations. Such consolidated financial statements, schedules and notes related thereto have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied through the periods involved, present fairly in all material respects the information required to be stated therein and are consistent with the most recent financial statements and other reports filed by the Bank with the FDIC, the Division and FRB, except that accounting principles employed in such regulatory filings conform to the requirements of the FDIC, the Division and the FRB and not necessarily to GAAP. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited consolidated financial statements of the Mid-Tier included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been properly applied on the basis described therein.

(x) The Primary Parties carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in a similar industry. All policies of insurance insuring the Primary Parties or any of their respective businesses, assets, employees, officers and directors are in full force and effect. No Primary Party has been refused any material insurance coverage sought or applied for during the last four years; and no Primary

Party has any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. None of the Primary Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures shall have to be made in order to continue such insurance. There are no claims under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause where absence of coverage would have a Material Adverse Effect.

(y) Since the respective dates as of which information is given in the Registration Statement, including the Prospectus, and except as disclosed in the General Disclosure Package and the Prospectus: (i) there has not been any material adverse change, financial or otherwise, in the condition of the Primary Parties and their subsidiaries, considered as one enterprise, or in the earnings, capital, properties, business or prospects of the Primary Parties and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in the long-term debt of any of the Primary Parties or in the principal amount of the Primary Parties’ consolidated assets which are classified by any of such entities as impaired, substandard, doubtful or loss or in loans past due 90 days or more or real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure or any material decrease in stockholders’ equity or equity capital or total assets of any of the Primary Parties; nor has any of the Primary Parties issued any securities (other than in connection with the incorporation of the Holding Company) or incurred any liability or obligation for borrowing other than in the ordinary course of business; (iii) there have not been any material transactions entered into by the Primary Parties; (iv) there has been no material adverse change in any of the Primary Parties’ relationship with its insurance carriers, including, without limitation, cancellation or other termination of any of the Primary Parties’ fidelity bond or any other type of insurance coverage; (v) there has been no material change in management of any of the Primary Parties; (vi) none of the Primary Parties has sustained any material loss or interference with its respective business or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (vii) none of the Primary Parties has defaulted in the payment of principal or interest on any outstanding debt obligations; (viii) the capitalization, liabilities, assets, properties and business of the Primary Parties conform in all material respects to the descriptions thereof contained in the General Disclosure Package and the Prospectus; and (ix) none of the Primary Parties has any material liabilities, contingent or otherwise, except as set forth in the Prospectus.

(z) None of the Primary Parties is (i) in violation of their respective articles, charters, certificates of incorporation, organizational certificates or bylaws (and none of the Primary Parties will be in violation of its articles of incorporation, charters, certificates of incorporation, organizational certificates or bylaws upon completion of the Conversion), or (ii) in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a defect) in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, lease, loan agreement, indenture, mortgage, or other instrument to which it is a party or by which it or any of its property may be bound, or to which any of the property or assets of the Primary Parties is subject, except for defaults that would not, individually or in the aggregate, have a Material Adverse Effect, and there are no contracts or documents of the Primary Parties that are required to be filed as exhibits to the Registration Statement, the Holding Company Application, the Conversion Application or the Massachusetts Application that have not been so filed. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, or result in the creation of any lien, charge or encumbrance upon any of the assets of any of the Primary

Parties pursuant to the respective articles of incorporation, charters or bylaws of the Primary Parties or any contract, lease or other instrument in which the Primary Parties has a beneficial interest, or any applicable law, rule, regulation or order; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to any of the Primary Parties; or (iii) result in the creation of any material lien, charge or encumbrance upon any property of the Primary Parties.

(aa) All documents made available or delivered by, or to be made available to or delivered by the Primary Parties or their representatives in connection with the issuance and sale of the Shares, including records of account holders and depositors of the Bank, or in connection with the Representative’s exercise of due diligence, except for those documents which were prepared by parties other than the Primary Parties or their representatives, were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects. The records used by the Primary Parties to determine the identities of Eligible Account Holders and Supplemental Eligible Account Holders, if any, are accurate and complete in all material respects.

(bb) Upon consummation of the Conversion, the authorized, issued and outstanding equity capital of the Holding Company will be within the range set forth in the General Disclosure Package and the Prospectus under the caption “Capitalization,” and no Shares have been or will be issued and outstanding prior to the Time of Delivery; the Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and in the Prospectus, will be duly and validly issued, fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefor in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, no preemptive rights exist with respect to the Shares; and the terms and provisions of the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The Shares have been approved for listing on the Nasdaq Stock Market, subject to issuance. Upon the issuance of the Shares, good title to the Shares will be transferred from the Holding Company to the purchasers thereof against payment therefor, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

(cc) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default on the part of any of the Primary Parties in the due performance and observance of any term, covenant, agreement, obligation, representation, warranty or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement, lease, license, permit or any other instrument or agreement to which the Primary Parties is a party or by which any of them or any of their respective property is bound or affected which, in any such case, could have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect; each of such agreements is in full force and effect and is the legal, valid and binding agreement of the applicable party and the other parties thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and no other party to any such agreement has instituted or, to the knowledge of the Primary Parties, threatened any action or proceeding wherein any of the Primary Parties or any subsidiary thereof would or might be alleged to be in default thereunder where such action or proceeding, if determined adversely to the Primary Parties, would have a Material Adverse Effect. There are no contracts or documents that are required to be filed as exhibits to the Registration Statement or described in the Registration

Statement, the Prospectus, or any Permitted Free Writing Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement, the Prospectus, and any Permitted Free Writing Prospectus are fairly summarized in all material respects. No party has sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus, or filed as an exhibit to the Registration Statement, and, to the knowledge of the Primary Parties, no such termination has been threatened by any party to any such contract or agreement.

(dd) Subsequent to the date the Registration Statement is declared effective by the Commission and prior to the Time of Delivery, except as otherwise may be indicated or contemplated in the Registration Statement, none of the Primary Parties has or will have issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of business.

(ee) Except for the Bank’s 401(k) Plan, none of the Primary Parties maintains any “pension plan,” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In addition, (A) the employee benefit plans, including employee welfare benefit plans, of the Primary Parties (the “Employee Plans”) have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable laws and governmental regulations, (B) no reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Primary Parties for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation, (C) no prohibited transaction under Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Primary Parties and (D) all Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code, except to the extent such noncompliance, reportable event or prohibited transaction would not have, individually or in the aggregate, a Material Adverse Effect. There are no pending or, to the knowledge of the Primary Parties, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any governmental authority, or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits).

(ff) No action or approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement or the issuance of the Shares, except for the action by the Commission declaring the Registration Statement effective, and approval by the FRB and the Division, and any necessary qualification, notification, registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered, and except as may be required under the rules and regulations of the FINRA.

(gg) Wolf & Company, P.C., which has certified the audited consolidated financial statements of the Mid-Tier included in the Prospectus, has advised the Mid-Tier in writing that they are, with respect to the Mid-Tier, independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States).

(hh) RP Financial, LC., which has prepared the appraisal of the aggregate pro forma market value of the Common Stock on which the Offerings is based (the “Appraisal”), has advised the Primary Parties in writing that it is independent of the Mid-Tier within the meaning of the FRB Regulations and is believed by the Mid-Tier to be experienced and expert in the valuation and the appraisal of business entities, including savings institutions, and the Primary Parties believe that RP Financial, LC. has prepared the pricing information set forth in the Prospectus in accordance with the requirements of the FRB Regulations.

(ii) The Primary Parties have timely filed or extended all required federal, state and local income and franchise tax returns required to be filed; the Primary Parties have timely paid all taxes that have become due and payable in respect of such returns and no deficiency has been asserted with respect thereto by any taxing authority. The Primary Parties have no knowledge of any tax deficiency which has been or might be assessed against them which, if subject to an unfavorable decision, ruling or finding, could have, individually or in the aggregate with other tax deficiencies, a Material Adverse Effect. All material tax liabilities have been adequately provided for in the financial statements of the Primary Parties in accordance with GAAP. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement by the Holding Company or with the issuance or sale by the Holding Company of the Shares.

(jj) Each of the Primary Parties is in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental entity or body pending or, to the knowledge of the Primary Parties, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(kk) All Sales Information (as defined in Section 9(a)) used by the Holding Company in connection with the Conversion that is required to be filed with the FRB has been filed with and approved by the FRB.

(ll) To the knowledge of the Primary Parties, with the exception of the intended loan to the Bank’s ESOP, none of the Primary Parties or the employees of the Primary Parties has made any payment of funds as a loan for the purchase of the Shares or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(mm) None of the Primary Parties has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans and reverse repurchase agreements or other liabilities in the ordinary course of business or as described in the Prospectus); (ii) had any material dealings within the 12 months prior to the date hereof with any member of the FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the proposed Offerings, routine purchases and sales of United States government and agency and other securities in the ordinary course of business and in connection with acquisitions consummated by the Primary Parties, pursuant to engagements entered into more than 180 days prior to the date the Registration Statement was filed; (iii) entered into a financial or management consulting agreement except as contemplated hereunder; and (iv) engaged any intermediary between the Representative and the Holding Company or the Bank in connection with the offering of the Shares, and no person is being compensated in any manner for such service.

(nn) The Primary Parties own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus and any Permitted Free Writing Prospectus and no Primary Party has received any written notice or has any knowledge of infringement or conflict with asserted rights of others or of any facts or circumstances which would render invalid or inadequate to protect the rights of the Primary Parties with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and, to the knowledge of the Primary Parties, there is no basis for any such infringement or conflict which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(oo) Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) The Bank has complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Bank satisfied, (A) all applicable federal and state laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Primary Parties and any Agency or Loan Investor, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency or Loan Investor and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii) No Agency or Loan Investor has (A) notified the Bank in writing that the Bank has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Bank to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Bank or (C) indicated in writing to the Bank that it has terminated or intends to terminate its relationship with the Bank for poor performance, poor loan quality or concern with respect to the Bank compliance with laws.

For purposes of this Section 4(oo): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Bank or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; and (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Primary Parties or a security backed by or representing an interest in any such mortgage loan.

(pp) The Primary Parties have not relied upon the Representative or its legal counsel for any legal, tax or accounting advice in connection with the Conversion.

(qq) None of the Primary Parties is or intends to conduct business in a manner which would cause it to become an “investment company,” an entity “controlled” by an “investment company” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

(rr) None of the Primary Parties or any properties owned or operated by any of the Primary Parties, is in violation of or liable under any Environmental Law (as defined below), except for such violations or liabilities that, individually or in the aggregate, would not have a Material Adverse Effect. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending or, to the knowledge of the Primary Parties, threatened relating to the liability of any property owned or operated by the Primary Parties under any Environmental Law. To the knowledge of the Primary Parties, there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Primary Parties relating to any Environmental Law. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(ss) The Mid-Tier maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accounts or assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books, records and accounts and systems of internal accounting control of the Mid-Tier and its subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Mid-Tier has established and maintains and, upon consummation of the Conversion, the Holding Company will establish and maintain, “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that the information it is or will be required to disclose in the reports it files or submits under the 1934 Act is accumulated and communicated to such company’s management (including its chief executive officer and chief financial officer) in a timely manner and recorded, processed, summarized and reported within the periods specified in the Commission’s rules and forms. To the knowledge of the Primary Parties, Wolf & Company, P.C., and the Audit Committee of the Board of Directors have been advised of: (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Mid-Tier’s and the Bank’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Mid-Tier’s or the Bank’s internal accounting controls.

(tt) All of the loans represented as assets of the Mid-Tier and the Bank in the Prospectus meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not have a Material Adverse Effect.

(uu) Other than with respect to Mr. Chris Twomey, there are no affiliations or associations between any member of the FINRA and any of the Primary Parties’ officers, directors or 5% or greater security holders, except as set forth in the Registration Statement, the Prospectus and the filing with FINRA.

(vv) The Holding Company has taken all actions necessary to obtain at the Time of Delivery a blue sky memorandum from Luse Gorman Pomerenk & Schick, P.C.

(ww) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Primary Parties any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xx) Each Subsidiary has been duly organized and is legally existing under the laws of the Commonwealth of Massachusetts, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a Massachusetts-chartered stock savings bank and a bank holding company by the rules and regulations of the FRB and the Division; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(yy) The statistical and market related data contained in any Permitted Free Writing Prospectus, the Prospectus and the Registration Statement are based on or derived from sources which the Primary Parties believe were reliable and accurate at the time they were filed with the Commission. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. (xlix) The Company has not directly or indirectly distributed, and will not distribute any offering materials in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(a) below and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.

(zz) The Primary Parties hereby affirm and incorporate herein the Representations and Warranties contained in the Agency Agreement dated             , 2014 by and among the Primary Parties and Sterne Agee related to Sterne Agee serving as selling agent in the Subscription and Community Offering (the “Agency Agreement”).

Any certificate signed by any officer of the Company, the Mid-Tier Company, the MHC or the Bank and delivered to either of the Representative or counsel for the Representative shall be deemed a representation and warranty by the Company, the Mid-Tier Company, the MHC or the Bank to the Representative as to the matters covered thereby.

SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES

(a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $9.50, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

(b) It is understood that each Underwriter has authorized the Representative, for such Underwriter’s account, to accept delivery of, receipt for, and make payment of the purchase price for, the Shares which such Underwriter has agreed to purchase. Sterne Agee, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Shares to be purchased by any Underwriter whose funds have not been received by Sterne Agee by the relevant Time of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.

(c) Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

(d) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request (or in the form of one or more global certificates deposited with the Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC) upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, through the facilities of the DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company, to the Representative at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., Eastern Time, on             , 2014 or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(e) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 3 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 5(j) hereof, will be delivered at the offices of Luse Gorman Pomerenk & Schick, P.C., (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing

Location at     p.m., Eastern Time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

SECTION 3. COVENANTS OF THE PRIMARY PARTIES. The Primary Parties covenant with the Representative as follows:

(a) The Primary Parties will prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the 1933 Act Regulation; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Holding Company represents and agrees that, unless it obtains the prior consent of the Representative and the Representative represents and agrees that, unless it obtains the prior consent of the Holding Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations, or that would constitute a “free writing prospectus,” as defined in Rule 405 of the 1933 Act Regulations, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Rule 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to Clause (a) of Section 2(a)(10) of the 1933 Act without regard to Rule 172 or 173 of the 1933 Act Regulations.

(c) The Primary Parties will give the Representative notice of their intention to file or prepare any amendment to the Conversion Application, the Holding Company Application, the Massachusetts Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Holding Company proposes for use in connection with the Public Offering of the Shares that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations) will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representative or counsel for the Representative may object.

(d) The Primary Parties will deliver to the Representative as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Representative may reasonably request, and prior to 10:00 a.m. Eastern Time on the New York Business Day next succeeding the date of this Agreement and from time to time such number of copies of the Prospectus as the Representative may reasonably request.

(e) During the period when the Prospectus is required to be delivered, the Primary Parties will comply, at their own expense, with all requirements imposed upon them by the FRB, by the applicable FRB Regulations, by the Division and Massachusetts Banking Law as from time to time in force, and by the 1933 Act, the 1933 Act Regulations, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Representative, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Primary Parties will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Representative) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Primary Parties will furnish to the Representative a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Primary Parties will each furnish such information with respect to itself as the Representative may from time to time reasonably request.

(g) The Primary Parties will take all necessary action, in cooperation with the Representative, to qualify the Shares for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations and Massachusetts Banking Law may require and as the Representative may request; provided, however, that neither the Company, the Mid-Tier Company, the MHC nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Shares have been so qualified, the Primary Parties will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h) The Holding Company will make generally available to its stockholders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(i) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated this Agreement occurs, the Holding Company will furnish to its stockholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Holding Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Holding Company will furnish to the Representative (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Holding Company is listed, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Representative.

(k) The Primary Parties will conduct the Conversion in all material respects in accordance with the Plan, the FRB Regulations, Massachusetts Banking Law, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Primary Parties by the Division, the FRB and the Commission.

(l) The Primary Parties will comply, at their own expense, with all requirements imposed by the Commission, the FRB and the Nasdaq or pursuant to the applicable Commission Regulations, FRB Regulations, Massachusetts Banking Law and the Nasdaq regulations as from time to time in force.

(m) The Holding Company will promptly inform the Representative upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(n) Each of the Holding Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(o) The Holding Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act covering the period in which the Offerings closed and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(p) The Holding Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Holding Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Market and, once listed on the Nasdaq Global Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Market. The Holding Company will file with the Nasdaq Global Market all documents and notices required by the Nasdaq Global Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Market.

(q) The Holding Company and the Bank will take such actions and furnish such information as are reasonably requested by the Representative in order for the Representative to ensure compliance with FINRA Rule 5130.

(r) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Holding Company will not, without the prior written consent of the Representative, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities or Exchange Shares for a period of 180 days following the Time of Delivery.

(s) The Primary Parties will comply with the conditions imposed by or agreed to with the FRB or the Division in connection with its approval of the Holding Company Application. the Conversion Application and the Massachusetts Application.

(t) The Company shall not deliver the Securities or the Exchange Shares until the Company, the Mid-Tier Company, the MHC and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Representative.

(u) The Primary Parties will furnish to the Representative as early as practicable prior to the Time of Delivery, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Mid-Tier Company, which have been read by Wolf and Company, P.C., as stated in their letters to be furnished pursuant to subsections (f) and (g) of Section 5 hereof.

(v) During the period in which the Prospectus is required to be delivered, each of the Primary Parties will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the Division, the FRB, the FDIC and the Nasdaq Global Market.

(w) None of the Primary Parties will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without first consulting with the Representative.

(x) The Primary Parties will not, prior to the Time of Delivery, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(y) The Primary Parties will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Representative specified in Section 5 hereof.

(z) The Primary Parties will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable FRB Regulations, Massachusetts Banking Law and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Primary Parties by the Commission, the FRB, the Division, the Nasdaq Global Market or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations, Massachusetts Banking Law and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Primary Parties by the Commission, the FRB, the Division, the Nasdaq Global Market or any other regulatory or Blue Sky authority.

(aa) The Primary Parties hereby affirm and incorporate herein the Covenants of the Primary Parties contained in the Agency Agreement.

SECTION 4. [RESERVED]

SECTION 5. CONDITIONS OF UNDERWRITER’S OBLIGATIONS. The Primary Parties and the Representative agree that the issuance and the sale of Shares and the issuance and sale of the shares of Common Stock in the Subscription and Community Offering and the issuance of the Exchange Shares and all obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Primary Parties herein contained as of the date hereof and the Time of Delivery, to the accuracy of the statements of officers and directors/trustees of the Primary Parties made pursuant to the provisions hereof, to the performance by the Primary Parties of their obligations hereunder, and to the following further conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 3(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); [if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date of this Agreement]; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, the FRB or Division; and all requests for additional information on the part of the Commission, the FRB or Division shall have been complied with to the Representative; reasonable satisfaction; FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements; and no order suspending the sale of the Shares in any jurisdiction shall have been issued.

(b) At the Time of Delivery, the Representative shall have received:

(1) The favorable opinion, dated as of Time of Delivery, of Luse Gorman Pomerenk & Schick, P.C., counsel for the Primary Parties, in form and substance satisfactory to counsel for the Representative as attached hereto as Exhibit A hereto.

(2) The favorable opinion, dated as of Time of Delivery, of Silver, Freedman, Taff & Tiernan LLP, counsel for the Representative, as attached hereto as Exhibit B hereto.

(3) In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Luse Gorman Pomerenk & Schick, P.C. and Silver, Freedman, Taff & Tiernan LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Time of Delivery, or (if applicable) that the General Disclosure Package as of the

Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Luse Gorman Pomerenk & Schick, P.C. and Silver, Freedman, Taff & Tiernan LLP may rely as to matters of fact on certificates of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank and certificates of public officials. Silver, Freedman, Taff & Tiernan LLP may also rely on the opinion of Luse Gorman Pomerenk & Schick, P.C.

(c) At Time of Delivery referred to in Section 2 hereof, the Primary Parties shall have conducted the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the FRB Commitments and Massachusetts Banking Law (except to the extent waived or otherwise approved by the FRB and any other applicable regulator), and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon them by the FRB or any other applicable regulator.

(d) At Time of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business consistent with past practice, and the Representative shall have received a certificate of the President and Chief Executive Officer of the Primary Parties and the chief financial or chief accounting officer of the Primary Parties, dated as of Time of Delivery, to the effect that (i) there has been no such material adverse change, (ii) there shall have been no material transaction entered into by the Primary Parties from the latest date as of which the financial condition of the Primary Parties, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice, (iii) neither the Company, the Mid-Tier Company, the MHC nor the Bank shall have received from the Division or the FRB any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Representative) or which materially and adversely would affect the business, financial condition, results of operations, business affairs or prospects of the Primary Parties and the Subsidiaries, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Time of Delivery, (v) each of the Primary Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Time of Delivery, including all agreements and all conditions set forth in the Agency Agreement, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the Subscription and Community Offering or Public Offering or the authorization for final use of the Prospectus has been issued and no proceedings for that purpose have been initiated or threatened by the FRB or the Division and no person has sought to obtain regulatory or judicial review of the action of the FRB or the Division in approving the Plan in accordance with the FRB Regulations or Massachusetts Banking Law nor has any person sought to obtain regulatory or judicial review of the action of the FRB in approving the Conversion Application or the Holding Company Application or the Division in approving the Massachusetts Application.

(e) At the Time of Delivery, the Representative shall have received a certificate of the President and Chief Executive Officer of the Primary Parties and the chief financial or chief accounting officer of the Primary Parties, dated as of Time of Delivery, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Mid-Tier Company and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

(f) As of the date hereof, the Representative shall have received from Wolf & Company, P.C. a letter dated such date, in form and substance satisfactory to the Representative: (i) confirming that Wolf & Company, P.C. is a firm of independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States) and stating in effect that in its opinion the consolidated financial statements and related notes of the Mid-Tier as of December 31, 2011 and 2012, and covered by their opinion included in the Prospectus, and any other more recent unaudited financial statements included in the Prospectus, comply as to form in all material respects with the applicable accounting requirements and related published rules and regulations of the FRB and any other applicable regulator and the 1933 Act; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) consisting of a reading of the latest available consolidated financial statements of the Mid-Tier prepared by the Mid-Tier, a reading of the minutes of the meetings of the Boards of Directors of each of the Primary Parties and consultations with officers of the Mid-Tier responsible for financial and accounting matters, nothing came to their attention which caused them to believe that: (A) the audited consolidated financial statements and any unaudited interim financial statements included in the Prospectus are not in conformity with the 1933 Act, applicable accounting requirements of the FRB, the Division and the FDIC and GAAP applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus; or (B) during the period from the date of the latest consolidated financial statements included in the Prospectus to a specified date not more than three business days prior to the date of the Prospectus, except as has been described in the Prospectus, there was any increase in long-term debt of the Mid-Tier, other than normal deposit fluctuations for the Bank, or non-performing assets, or classified or special mention loans of the Bank; or (C) there was any decrease in the total consolidated assets, total loans, the allowance for loan losses, total deposits or total equity of the Mid-Tier at the date of such letter as compared with amounts shown in the latest balance sheet included in the Prospectus; or (D) there was any decrease in net income or total interest income or net interest income or net interest income after provision for loan losses, non-interest income or increase in provision for loan losses or non-interest expense of the Mid-Tier, in each case for the number of full months commencing immediately after the period covered by the latest audited balance sheet and income statement included in the Prospectus and ended on the latest month end prior to the date of the Prospectus as compared to the corresponding period in the preceding year; and (iii) stating that, in addition to the audit referred to in their opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (h), they have compared with the general accounting records of the Mid-Tier, which are subject to the internal controls of the Mid-Tier, the accounting system and other data prepared by the Mid-Tier, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as the Representative may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

(g) At Time of Delivery, the Representative shall have received from Wolf & Company, P.C. a letter, dated as of Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Time of Delivery.

(h) At Time of Delivery, the Securities, including the Shares and Exchange Shares shall have been approved for quotation on the Nasdaq Global Market upon notice of issuance.

(i) At Time of Delivery, the Representative shall have received a letter from the Appraiser, dated as of the Time of Delivery, confirming its appraisal.

(j) At Time of Delivery, counsel for the Representative shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities, including the Shares and Exchange Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Holding Company in connection with the issuance and sale of the Securities, including the Shares and Exchange Shares as herein contemplated, shall be satisfactory in form and substance to the Representative and counsel for the Representative.

(k) At any time prior to Time of Delivery, there shall not have occurred any of the following; (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange (the “NYSE”) or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maxium ranges for prices for securities have been required by either of such exchanges or the Nasdaq Stock Market or by order of the Commission or any other governmental authority; (ii) a general moratorium on the operations of commercial banks, or federal savings and loan associations or a general moratorium on the withdrawal of deposits from commercial banks or federal savings and loan associations declared by federal or state authorities; (iii) the engagement by the United States in hostilities which have result in the declaration, on or after the date hereof, of a national emergency or war or a material decline in the price of equity or debt securities, if the effect of such declaration or decline, in the Representative’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Offerings or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(l) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between Sterne Agee and the persons set forth on Exhibit D hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, shall have been delivered to the Representative on or before the effective date of the Agency Agreement and shall be in full force and effect on the Time of Delivery.

SECTION 6. INDEMNIFICATION.

(a) The Primary Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls each such Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus, any Issuer Represented General Free Writing Prospectus, preliminary or final Prospectus (or any amendment or supplement thereto), the Holding Company Application (or any amendment or supplement thereto) or any instrument or document executed by the Primary Parties or based upon written information supplied by the Holding Company filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to exempt the Primary Parties as a broker-dealer or its officers, directors and employees as broker-dealers or agents, under the securities laws thereof (collectively, the “Blue Sky Application”), or any document, advertisement, oral statement or communication (“Sales Information”) prepared, made or executed by or on behalf of the Primary Parties with its consent and based upon written or oral information furnished by or on behalf of the Primary Parties, whether or not filed in any jurisdiction, in order to qualify or register the Shares or to claim an exemption therefrom under the securities laws thereof;

(ii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clause (i) or (ii) above, if such settlement is effected with the written consent of the Primary Parties, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clause (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), or any Issuer-Represented Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Underwriters’ Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Representative. Notwithstanding the foregoing, the indemnification provided for in this paragraph (a) shall not apply to the Holding Company to the extent that such indemnification by the Holding Company would constitute a covered transaction under Section 23A of the Federal Reserve Act, as amended.

(b) Each Underwriter agrees to indemnify and hold harmless the Holding Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), or any Issuer-Represented Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by each underwriter through the Representative expressly for use therein.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Primary Parties also agree that each Underwriter shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Mid-Tier Company and its security holders, the Holding Company and its security holders or the Primary Parties’ creditors relating to or arising out of the performance by the Underwriters of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from any such Underwriter’s bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that an Underwriter, any person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Primary Parties, the Underwriter or any of their respective affiliates or any participant in the transactions contemplated hereby in which the Underwriter or such person or agent is not named as a defendant, the Primary Parties jointly and severally agree to reimburse the Underwriter and its partners, directors, officers, employees or agents for all reasonable and necessary documented out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Underwriter and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Primary Parties, and the Representative shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Primary Parties and the Underwriters, as incurred, in such proportions (i) that the Underwriters are responsible for that portion represented by the percentage that the total net proceeds from the Public Offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each as set forth in the table on the cover page of the Prospectus and the Primary Parties are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Primary Parties on the one hand and the Underwriters on the other, as reflected in clause (i), but also the relative fault of the Primary Parties on the one hand and the Underwriters on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Primary Parties, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Primary Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Primary Parties. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Primary Parties submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Shares.

SECTION 9. DEFAULT BY UNDERWRITERS.

(a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for it or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 7(a), the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the indemnity and contribution agreements in Sections 6 and 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(d) If this Agreement is terminated pursuant to Section 9(c) hereof, none of the Primary Parties shall then be under any liability to any Underwriter except as provided in Sections 6 and 7 hereof; but, if this Agreement is terminated pursuant to Section 5 or for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 4 and 7 hereof.

SECTION 10. TERMINATION OF AGREEMENT

(a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Time of Delivery (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representative, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Shares, (iii) if trading generally on the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, Massachusetts or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such Material Adverse Effect or a material adverse change in the prospective market for the Company’s Securities as in the Representative’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Shares; (vi) if, in the Representative’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to             , 2014.

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in this Section 10(b) relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) hereof or the Conversion is terminated by the Company, no fee shall be payable by the Company to the Representative; provided, however, that the Company shall reimburse the Representative for all of its reasonable documented out-of-pocket expenses up to $125,000 including the reasonable fees of counsel for the Representative; subject to increase to up to $165,000 by mutual consent, including in the event of a material delay in the Offerings which would require and update of financial information in tabular form to reflect a period later than set forth in the original filing of the Registration Statement, provided, however, the total of documented out-of-pocket expenses incurred as provided by Sections 2 of the Agency Agreement and this Agreement shall not exceed $125,000, or $165,000 if increased by mutual consent in connection with the Offerings.

SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to the Representative at 265 Franklin Street, Suite 401, Boston, MA 02110, Attention: Robert P. Hutchinson, Head of Northeast Region, Managing Director, with a copy to Dave Muchnikoff, Esq., Silver, Freedman, Taff & Tiernan, LLP, 3299

K St, NW, Suite 100, Washington, DC, 20007, and, if sent to a Primary Party, shall be mailed, delivered or telegraphed and confirmed to such Primary Party at 67 Prospect Street, Peabody, MA, 01960 Attention: Richard J. Gavegnano, Chairman and Chief Executive Officer, with a copy to Lawrence M. F. Spaccasi, Esq., Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Representative, the Primary Parties and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Representative, the Primary Parties and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Representative, the Primary Parties and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 13. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for (i) the engagement letter dated January 15, 2014, by and between Sterne Agee and the Mid-Tier Company, the MHC and the Bank, relating to Sterne Agee providing conversion agent services in connection with the Conversion and (ii) the Agency Agreement. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern Time.

SECTION 15. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 16. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Mid-Tier Company and the Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

EAST BOSTON SAVINGS BANK	MERIDIAN BANCORP, INC.

By Its Authorized Representative:	By Its Authorized Representative:

Richard J. Gavegnano	Richard J. Gavegnano
President and Chief Executive Officer	President and Chief Executive Officer

MERIDIAN INTERSTATE BANCORP, INC.	MERIDIAN FINANCIAL SERVICES, INC.

By Its Authorized Representative:	By Its Authorized Representative:

Richard J. Gavegnano	Richard J. Gavegnano
President and Chief Executive Officer	President and Chief Executive Officer

Accepted as of the date first above written:

STERNE AGEE & LEACH, INC.

as Representative of the several Underwriters

By its Authorized Representative

Daryle A. DiLascia

Head of Depository Investment Banking

SCHEDULE I

Underwriter	Total Number of Shares to be Purchased
Sterne Agee & Leach, Inc.
Total

Exhibit A

Form of Opinion of Luse Gorman Pomerenk & Schick, P.C.

At the Time of Delivery, the Representative shall have received:

The favorable opinion, dated as of the Date of Delivery, of Luse Gorman Pomerenk & Schick, P.C., counsel for the Primary Parties acceptable to the Representative in form and substance satisfactory to counsel for the Representative to the effect that:

(i) The Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

(ii) The Holding Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Prospectus and any Permitted Free Writing Prospectus.

(iii) The Bank has been organized and is validly existing as a Massachusetts-chartered savings bank in stock form and is authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus and in any Permitted Free Writing Prospectus. All of the outstanding capital stock of the Bank is duly authorized, validly issued, fully-paid and is non-assessable and upon completion of the Conversion will be owned by the Holding Company free and clear of any liens, encumbrances, claims or other restrictions.

(iv) The MHC has been organized and is validly existing as a Massachusetts-chartered mutual holding company, and the corporate existence of the MHC shall cease immediately following the completion of the Conversion. The MHC has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and in any Permitted Free Writing Prospectus.

(v) The Mid-Tier has been organized and is validly existing as a Massachusetts-chartered stock holding company, and the corporate existence of the Mid-Tier shall cease immediately following the completion of the Conversion. The Mid-Tier has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and any Permitted Free Writing Prospectus.

(vi) The deposit accounts of the Bank are insured by the FDIC up to the maximum amount allowed under law and no proceedings for the termination or revocation of such insurance are pending or, to such counsel’s knowledge, threatened. The description of the liquidation account as set forth in the Prospectus under the caption “The Conversion and Offering—Effects of Conversion—Effect On Liquidation Rights,” to the extent that such information constitutes matters of law and legal conclusions, has been reviewed by such counsel and is accurate in all material respects.

(vii) The authorized equity capital of the Holding Company consists of 100,000,000 shares of Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. Immediately following the consummation of the Conversion, the authorized, issued and outstanding shares of Common Stock of the Holding Company will be consistent with that set forth in the Prospectus under the caption “Capitalization,” and no shares of capital stock of the Holding Company have been issued prior to the Closing Date; the Shares and the Exchange Shares have been duly and validly authorized for issuance, and when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, the Registration Statement and the Prospectus, will be duly and validly issued and fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefore in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, the issuance of the Shares is not subject to preemptive rights. The Shares and Exchange Shares will not, when issued, be subject to any preemptive rights, liens, charges, encumbrances or other claims created by the Holding Company.

(viii) The Primary Parties have full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated thereby and by the Plan. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized, executed and delivered by the Primary Parties; and this Agreement is a legal, valid and binding obligation of the Primary Parties, enforceable against the Primary Parties, in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of federally insured savings institutions or their holding companies as applicable, (ii) general equitable principles, (iii) laws relating to the safety and soundness of insured depository institutions, and (iv) applicable law or public policy with respect to the indemnification and/or contribution provisions contained herein and except that no opinion need be expressed as to the effect or availability of equitable remedies or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(ix) The FRB’s approval of the Conversion Application and the Division’s approval of the Massachusetts Application remain in full force and effect; and the prospectus, corporator notice and information statement have been approved for use by the Division; and no action has been taken, and to such counsel’s knowledge, is pending or threatened to revoke any such authorization or approval. Such counsel has been advised by the FRB staff, Division staff and Commission staff that no order has been issued by the FRB, the Division or the Commission and, to the knowledge of such counsel, no order has been issued by any other state authority, to prevent the Conversion or the offer, sale or issuance of the Shares or to suspend the Offerings or the use of the Prospectus, and no action for such purposes has been instituted or, to the knowledge of such counsel, threatened by the FRB, the Commission, the Division or any other state or federal authority; and, no person has sought to obtain regulatory or judicial review of the final action of the FRB approving the Plan, the Holding Company Application, the Conversion Application or the action of the Division to approve the Massachusetts Application or to otherwise prevent the Conversion or the offer, sale or issuance of the Shares.

(x) The Plan has been duly adopted by the required vote of the directors of the Mid-Tier, and the Bank and the trustees of the MHC and, based solely on the report of the inspector of election, by the required vote of the MHC’s corporators and the shareholders of the Mid-Tier. The Plan complies in all material respects with all applicable laws, rules, regulations, decisions and orders, including but not limited to, the FRB Regulations and Massachusetts Banking Law.

(xi) All conditions imposed by the FRB, the Division and any other applicable regulator in connection with its approval of the Conversion Application, the Holding Company Application and the Massachusetts Application have been satisfied, other than any post-closing filings and submissions, and no further approval, registration, authorization, consent or other order of any federal regulatory agency is required in connection with the execution and delivery of this Agreement, the consummation of the Conversion and the issuance of the Shares, except as may be required under the securities or blue sky laws of various jurisdictions (as to which no opinion need be rendered) and except as may be required under the rules and regulations of the FINRA (as to which no opinion need be rendered).

(xii) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus and any Permitted Free Writing Prospectus pursuant to Rule 424(b) or Rule 433 has been made within the time period required by Rule 424(b) or Rule 433, and no stop order proceedings with respect thereto have been instituted or to such counsel’s knowledge are pending or threatened under the 1933 Act.

(xiii) At the time the Holding Company Application, including the Prospectus contained therein, was approved by the FRB, the Holding Company Application complied as to form with the requirements of the FRB Regulations and the FRB Commitments, except as waived or otherwise approved by the FRB (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered). At the time the Massachusetts Application, including the Plan and the Prospectus contained therein, was approved by the Commissioner of the Division, the Massachusetts Application complied as to form in all material respects with the requirements of the Massachusetts Regulations except as waived or otherwise approved by the Division (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered). Neither the FRB nor the Division have objected to the use of the Prospectus.

(xiv) At the time that the Registration Statement became effective and as of the Closing Date, the Registration Statement, including the prospectus (as amended or supplemented, if so amended or supplemented) (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xv) The terms and provisions of the shares of Common Stock of the Holding Company conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and Prospectus, and the form of certificate used to evidence the Shares complies with the laws of the State of Maryland.

(xvi) No action, suit or proceeding at law or in equity is pending or, to such counsel’s knowledge, threatened against or affecting any of the Primary Parties or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the consummation of the transactions contemplated by the Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

(xvii) None of the Primary Parties are required to be registered as an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended and, upon completion of the Conversion and the Offerings and the sale of the Shares and the application of the net proceeds therefrom, neither the Holding Company nor the Bank will be required to be registered as an investment company or an entity controlled by an investment company under the Investment Company Act of 1940.

(xviii) To such counsel’s knowledge, none of the Primary Parties is in violation of any written directive from the FRB, the Division or the FDIC to make any material change in the method of conducting its respective business.

(xix) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or required to be filed as exhibits to the Registration Statement that are not so filed or described as required. The description in the Registration Statement, the General Disclosure Package and the Prospectus summarizing such documents and exhibits are accurate in all material respects and fairly present, in all material respects, the information required to be shown.

(xx) The Conversion has been effected by the Holding Company and the Bank in all material respects in accordance with Massachusetts Banking Law, the FRB Regulations, the FRB Commitments and the FRB approvals issued thereunder, except to the extent that the FRB or the Division shall have specifically waived Massachusetts Banking Law, the FRB Regulations, the FRB Commitments or any conditions or requirements contained in the FRB or Division approvals.

(xxi) None of the Primary Parties is (a) currently in violation of its articles of incorporation, Charter or Bylaws or (b) currently in default or violation of any obligation, agreement, covenant, instrument or condition contained in any agreement filed as an exhibit to the Registration Statement, except for such defaults or violations in subclause (b) above which would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the any of the Primary Parties pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument filed as an exhibit to the Registration Statement; and such action will not result in any violation of the provisions of the articles of incorporation, Charter or Bylaws of any of the Primary Parties, or result in any violation of or conflict with any applicable federal or state law, act, regulation (except that no opinion with respect to the securities and Blue Sky laws of various jurisdictions or the rules or regulations of the FINRA need be rendered).

(xxii) The information in the Prospectus under the captions “Our Dividend Policy,” “Supervision and Regulation,” “Taxation,” “The Conversion and Offering,” “Restrictions on Acquisition of New Meridian,” “Description of Capital Stock of New Meridian Following the Conversion,” and “Comparison of Stockholders’ Rights for Existing Stockholders of Meridian Interstate Bancorp, Inc.” to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is complete and accurate in all material respects. The descriptions in the Prospectus summarizing statutes or regulations are accurate summaries in all materials respects and fairly present, in all material respects, the information required to be shown.

(xxiii) The Holding Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Each of the MHC, the Mid-Tier and the Bank have the authority to transact business in the Commonwealth of Massachusetts. The activities of each Primary Party prior to and following the Conversion as described in the Prospectus are permitted by the rules, regulations, and policies of the FDIC, Division and the FRB.

(xxiv) The activities of the Subsidiaries as described in the Prospectus are permitted to subsidiaries of a Massachusetts chartered stock savings bank under Massachusetts Banking Law and the FRB Regulations. All of the issued and outstanding shares of common stock of the Subsidiaries are owned beneficially and of record by the Bank free and clear of any security interest, mortgage, pledge, lien or encumbrance.

In addition, such counsel shall state that during the preparation of the Holding Company Application, the Massachusetts Application, the Registration Statement and the Prospectus, they participated in conferences with management of, the independent public and internal accountants for, and other representatives of, the Holding Company and the Bank. Based upon such conferences and such review of corporate records of the Holding Company and the Bank as such counsel conducted in connection with the preparation of the information contained in the Registration Statement, the

Prospectus, any Permitted Free Writing Prospectus and the Proxy Statement, nothing has come to its attention that would lead it to believe that the Registration Statement (except for the financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely to the extent such counsel deems such reliance necessary or appropriate, on certificates of public officials, certificates or opinions of other counsel reasonably satisfactory to the Representative, and as to matters of fact, officers’ certificates. Such counsel’s opinion need refer only to matters of federal law, Maryland and Massachusetts law, and with respect to enforceability, New York law, and may add other qualifications and explanations of the basis of their opinion as may be reasonably acceptable to the Representative. Such counsel’s opinion shall specifically state that Silver, Freedman, Taff & Tiernan LLP, as counsel to the Representative, may rely on its opinions included therein in providing its opinion to the Representative as contemplated by the Agreement.

Exhibit B

Form of Opinion of Silver, Freedman, Taff & Tiernan LLP

At the Time of Delivery, the Representative shall have received:

The favorable opinion, dated as of the Time of Delivery, of Silver, Freedman, Taff & Tiernan LLP acceptable to the Representative in form and substance satisfactory to counsel for the Representative to the effect that: Form of Opinion of Silver, Freedman, Taff & Tiernan LLP, to be addressed to the Agent.

(i) The Holding Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Bank has been organized and is validly existing as a Massachusetts-chartered savings bank in stock form.

(iii) The MHC has been organized and is validly existing as a Massachusetts-chartered mutual holding company.

(iv) The Mid-Tier has been organized and is validly existing as a Massachusetts-chartered stock holding company.

(v) The Shares have been duly and validly authorized for issuance, and when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, the Registration Statement and the Prospectus, will be duly and validly issued and fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefore in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, the issuance of the Shares is not subject to preemptive rights (other than subscription rights as provided in the Plan). The Shares will not, when issued, be subject to any preemptive rights, liens, charges, encumbrances or other claims created by the Holding Company.

(vi) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus and any Permitted Free Writing Prospectus pursuant to Rule 424(b) or Rule 433 has been made within the time period required by Rule 424(b) or Rule 433, and no stop order proceedings with respect thereto have been instituted or, to the knowledge of such counsel, are pending or threatened under the 1933 Act.

(vii) The terms and provisions of the shares of Common Stock of the Holding Company conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and Prospectus, and the form of certificate used to evidence the Shares complies with the laws of the State of Maryland.

In addition, such counsel shall state that during the preparation of the Holding Company Application, the Registration Statement and the Prospectus, they participated in conferences with management of, the independent public and internal accountants for, and other representatives of, the Primary Parties. Based upon such conferences and such review of corporate records of the Primary Parties as such counsel conducted in connection with the preparation of the information contained in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and the Proxy Statement nothing has come to their attention that would lead them to believe that the Registration Statement (except for the financial statements and schedules, notes to financial statements, stock valuation information or

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other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely, to the extent such counsel deems such reliance necessary or appropriate, on certificates of public officials, the opinion of Luse Gorman Pomerenk & Schick, P.C. set forth in Exhibit C to the Agency Agreement, and as to matters of fact, officers’ certificates. Such counsel’s opinion need refer only to matters of federal law and the laws of the State of Delaware, and, with respect to enforceability, New York law, and may add other qualifications and explanations of the basis of their opinion as may be reasonably acceptable to the Representative.

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Exhibit C

Form of Lock-Up Agreement

Sterne, Agee & Leach, Inc.

277 Park Avenue

24th and 25th Floors

New York, NY 10172

Dear Ladies and Gentlemen:

The undersigned understands that Sterne, Agee & Leach, Inc. (“Sterne Agee”) proposes to enter into an Agency Agreement (the “Agency Agreement”) with Meridian Bancorp, Inc., a Maryland corporation (the “Company”), East Boston Savings Bank, a Massachusetts-chartered stock savings bank, Meridian Financial Services, Incorporated, a Massachusetts-chartered mutual holding company, and Meridian Interstate Bancorp, Inc., a Massachusetts-chartered stock holding company (together the “Primary Parties”), providing for the public offering (the “Public Offering”) by Sterne Agee of up to 36,368,750 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

To induce Sterne Agee to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Sterne Agee, it will not, during the period beginning on the date of the final prospectus relating to the subscription offering (the “Subscription Offering Prospectus”) and ending 90 days after the Closing Date (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, or (3) announce any intention to take any of the foregoing actions, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, or (c) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period.

In addition, the undersigned agrees that, without the prior written consent of Sterne Agee, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

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Notwithstanding the foregoing, if (1) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the Restricted Period and ends on the last day of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the earnings release is issued or the occurrence of the material news or material event. The Company shall promptly notify Sterne Agee of any earnings release, news or event that may give rise to an extension of the initial Restricted Period.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Sterne Agee that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and Sterne Agee are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and Sterne Agee.

Very truly yours,

(Name)

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Exhibit D

List of Executive Officers and Directors of the Holding Company

Mark L. Abbate

Vincent D. Basile

John A. Carroll

Marilyn A. Censullo

Anna R. DiMaria

Richard F. Fernandez

Domenic A. Gambardella

Richard J. Gavegnano

Thomas J. Gunning

Carl A. LaGreca

Edward L. Lynch

Edward J. Merritt

John Migliozzi

Gregory F. Natalucci

James G. Sartori

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Exhibit C to Agency Agreement

Form of Opinion of Luse Gorman Pomerenk & Schick, P.C., to be addressed to the Agent.

(i) The Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

(ii) The Holding Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Prospectus and any Permitted Free Writing Prospectus.

(iii) The Bank has been organized and is validly existing as a Massachusetts-chartered savings bank in stock form and is authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus and in any Permitted Free Writing Prospectus. All of the outstanding capital stock of the Bank is duly authorized, validly issued, fully-paid and is non-assessable and upon completion of the Conversion will be owned by the Holding Company free and clear of any liens, encumbrances, claims or other restrictions.

(iv) The MHC has been organized and is validly existing as a Massachusetts-chartered mutual holding company, and the corporate existence of the MHC shall cease immediately following the completion of the Conversion. The MHC has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and in any Permitted Free Writing Prospectus.

(v) The Mid-Tier has been organized and is validly existing as a Massachusetts-chartered stock holding company, and the corporate existence of the Mid-Tier shall cease immediately following the completion of the Conversion. The Mid-Tier has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and any Permitted Free Writing Prospectus.

(vi) The deposit accounts of the Bank are insured by the FDIC up to the maximum amount allowed under law and no proceedings for the termination or revocation of such insurance are pending or, to such counsel’s knowledge, threatened. The description of the liquidation account as set forth in the Prospectus under the caption “The Conversion and Offering—Effects of Conversion—Effect On Liquidation Rights,” to the extent that such information constitutes matters of law and legal conclusions, has been reviewed by such counsel and is accurate in all material respects.

(vii) The authorized equity capital of the Holding Company consists of 100,000,000 shares of Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. Immediately following the consummation of the Conversion, the authorized, issued and outstanding shares of Common Stock of the Holding Company will be consistent with that set forth in the Prospectus under the caption “Capitalization,” and no shares of capital stock of the Holding Company have been issued prior to the Closing Date; the Shares and the Exchange Shares have been duly and validly authorized for issuance, and when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, the Registration Statement and the Prospectus, will be duly and validly issued and fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefore in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, the issuance of the Shares is not subject to preemptive rights. The Shares and Exchange Shares will not, when issued, be subject to any preemptive rights, liens, charges, encumbrances or other claims created by the Holding Company.

(viii) The Primary Parties have full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated thereby and by the Plan. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized, executed and delivered by the Primary Parties; and this Agreement is a legal, valid and binding obligation of the Primary Parties, enforceable against the Primary Parties, in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of federally insured savings institutions or their holding companies as applicable, (ii) general equitable principles, (iii) laws relating to the safety and soundness of insured depository institutions, and (iv) applicable law or public policy with respect to the indemnification and/or contribution provisions contained herein and except that no opinion need be expressed as to the effect or availability of equitable remedies or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(ix) The FRB’s approval of the Conversion Application and the Division’s approval of the Massachusetts Application remain in full force and effect; and the prospectus, corporator notice and information statement have been approved for use by the Division; and no action has been taken, and to such counsel’s knowledge, is pending or threatened to revoke any such authorization or approval. Such counsel has been advised by the FRB staff, Division staff and Commission staff that no order has been issued by the FRB, the Division or the Commission and, to the knowledge of such counsel, no order has been issued by any other state authority, to prevent the Conversion or the offer, sale or issuance of the Shares or to suspend the Offerings or the use of the Prospectus, and no action for such purposes has been instituted or, to the knowledge of such counsel, threatened by the FRB, the Commission, the Division or any other state or federal authority; and, no person has sought to obtain regulatory or judicial review of the final action of the FRB approving the Plan, the Holding Company Application, the Conversion Application or the action of the Division to approve the Massachusetts Application or to otherwise prevent the Conversion or the offer, sale or issuance of the Shares.

(x) The Plan has been duly adopted by the required vote of the directors of the Mid-Tier, and the Bank and the trustees of the MHC and, based solely on the report of the inspector of election, by the required vote of the MHC’s corporators and the shareholders of the Mid-Tier. The Plan complies in all material respects with all applicable laws, rules, regulations, decisions and orders, including but not limited to, the FRB Regulations and Massachusetts Banking Law.

(xi) All conditions imposed by the FRB, the Division and any other applicable regulator in connection with its approval of the Conversion Application, the Holding Company Application and the Massachusetts Application have been satisfied, other than any post-closing filings and submissions, and no further approval, registration, authorization, consent or other order of any federal regulatory agency is required in connection with the execution and delivery of this Agreement, the consummation of the Conversion and the issuance of the Shares, except as may be required under the securities or blue sky laws of various jurisdictions (as to which no opinion need be rendered) and except as may be required under the rules and regulations of the FINRA (as to which no opinion need be rendered).

(xii) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus and any Permitted Free Writing Prospectus pursuant to Rule 424(b) or Rule 433 has been made within the time period required by Rule 424(b) or Rule 433, and no stop order proceedings with respect thereto have been instituted or are pending or threatened under the 1933 Act.

(xiii) At the time the Holding Company Application, including the Prospectus contained therein, was approved by the FRB, the Holding Company Application complied as to form with the requirements of the FRB Regulations and the FRB Commitments, except as waived or otherwise approved by the FRB (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered). At the time the Massachusetts Application, including the Plan and the Prospectus contained therein, was approved by the Commissioner of the Division, the Massachusetts Application complied as to form in all material respects with the requirements of the Massachusetts Regulations except as waived or otherwise approved by the Division (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered). Neither the FRB nor the Division have objected to the use of the Prospectus.

(xiv) At the time that the Registration Statement became effective and as of the Closing Date, the Registration Statement, including the Prospectus (as amended or supplemented, if so amended or supplemented) (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xv) The terms and provisions of the shares of Common Stock of the Holding Company conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and Prospectus, and the form of certificate used to evidence the Shares complies with the laws of the State of Maryland.

(xvi) No action, suit or proceeding at law or in equity is pending or, to such counsel’s knowledge, threatened against or affecting any of the Primary Parties or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the consummation of the transactions contemplated by the Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

(xvii) None of the Primary Parties are required to be registered as an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended and, upon completion of the Conversion and the Offering and the sale of the Shares and the application of the net proceeds therefrom, neither the Holding Company nor the Bank will be required to be registered as an investment company or an entity controlled by an investment company under the Investment Company Act of 1940.

(xviii) To such counsel’s knowledge, none of the Primary Parties is in violation of any written directive from the FRB, the Division or the FDIC to make any material change in the method of conducting its respective business.

(xix) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or required to be filed as exhibits to the Registration Statement that are not so filed or described as required. The description in the Registration Statement, the General Disclosure Package and the Prospectus summarizing such documents and exhibits are accurate in all material respects and fairly present, in all material respects, the information required to be shown.

(xx) The Conversion has been effected by the Holding Company and the Bank in all material respects in accordance with Massachusetts Banking Law, the FRB Regulations, the FRB Commitments and the FRB approvals issued thereunder, except to the extent that the FRB or the Division shall have specifically waived Massachusetts Banking Law, the FRB Regulations, the FRB Commitments or any conditions or requirements contained in the FRB or Division approvals.

(xxi) None of the Primary Parties is (a) currently in violation of its articles of incorporation, Charter or Bylaws or (b) currently in default or violation of any obligation, agreement, covenant, instrument or condition contained in any agreement filed as an exhibit to the Registration Statement, except for such defaults or violations in subclause (b) above which would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the any of the Primary Parties pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument filed as an exhibit to the Registration Statement; and such action will not result in any violation of the provisions of the articles of incorporation, Charter or Bylaws of any of the Primary Parties, or result in any violation of or conflict with any applicable federal or state law, act, regulation (except that no opinion with respect to the securities and Blue Sky laws of various jurisdictions or the rules or regulations of the FINRA need be rendered).

(xxii) The information in the Prospectus under the captions “Our Dividend Policy,” “Supervision and Regulation,” “Taxation,” “The Conversion and Offering,” “Restrictions on Acquisition of New Meridian,” “Description of Capital Stock of New Meridian Following the Conversion,” and “Comparison of Stockholders’ Rights for Existing Stockholders of Meridian Interstate Bancorp, Inc.” to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is complete and accurate in all material respects. The descriptions in the Prospectus summarizing statutes or regulations are accurate summaries in all materials respects and fairly present, in all material respects, the information required to be shown.

(xxiii) The Holding Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Each of the MHC, the Mid-Tier and the Bank have the authority to transact business in the Commonwealth of Massachusetts. The activities of each Primary Party prior to and following the Conversion as described in the Prospectus are permitted by the rules, regulations, and policies of the FDIC, Division and the FRB.

(xxiv) The activities of the Subsidiaries as described in the Prospectus are permitted to subsidiaries of a Massachusetts chartered stock savings bank under Massachusetts Banking Law and the FRB Regulations. All of the issued and outstanding shares of common stock of the Subsidiaries are owned beneficially and of record by the Bank free and clear of any security interest, mortgage, pledge, lien or encumbrance.

In addition, such counsel shall state that during the preparation of the Holding Company Application, the Massachusetts Application, the Registration Statement and the Prospectus, they participated in conferences with management of, the independent public and internal accountants for, and other representatives of, the Holding Company and the Bank. Based upon such conferences and such review of corporate records of the Holding Company and the Bank as such counsel conducted in connection with the preparation of the information contained in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and the Proxy Statement, nothing has come to its attention that would lead it to believe that the Registration Statement (except for the financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the

Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely to the extent such counsel deems such reliance necessary or appropriate, on certificates of public officials, certificates or opinions of other counsel reasonably satisfactory to the Agent, and as to matters of fact, officers’ certificates. Such counsel’s opinion need refer only to matters of federal law, Maryland and Massachusetts law, and with respect to enforceability, New York law, and may add other qualifications and explanations of the basis of their opinion as may be reasonably acceptable to the Agent. Such counsel’s opinion shall specifically state that Silver, Freedman, Taff & Tiernan LLP, as counsel to the Agent, may rely on its opinions included therein in providing its opinion to the Agent as contemplated by the Agreement.

Exhibit D to Agency Agreement

Form of Opinion of Silver, Freedman, Taff & Tiernan LLP

At the Time of Delivery, the Agent shall have received:

The favorable opinion, dated as of the Time of Delivery, of Silver, Freedman, Taff & Tiernan LLP acceptable to the Agent in form and substance satisfactory to counsel for the Agent to the effect that: Form of Opinion of Silver, Freedman, Taff & Tiernan LLP, to be addressed to the Agent.

(i) The Holding Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Bank has been organized and is validly existing as a Massachusetts-chartered savings bank in stock form.

(iii) The MHC has been organized and is validly existing as a Massachusetts-chartered mutual holding company.

(iv) The Mid-Tier has been organized and is validly existing as a Massachusetts-chartered stock holding company.

(v) The Shares have been duly and validly authorized for issuance, and when issued and delivered by the Holding Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, the Registration Statement and the Prospectus, will be duly and validly issued and fully paid and non-assessable, except for shares purchased by the ESOP with funds borrowed from the Holding Company to the extent payment therefore in cash has not been received by the Holding Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, the issuance of the Shares is not subject to preemptive rights (other than subscription rights as provided in the Plan). The Shares will not, when issued, be subject to any preemptive rights, liens, charges, encumbrances or other claims created by the Holding Company.

(vi) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus and any Permitted Free Writing Prospectus pursuant to Rule 424(b) or Rule 433 has been made within the time period required by Rule 424(b) or Rule 433, and no stop order proceedings with respect thereto have been instituted or, to the knowledge of such counsel, are pending or threatened under the 1933 Act.

(vii) The terms and provisions of the shares of Common Stock of the Holding Company conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and Prospectus, and the form of certificate used to evidence the Shares complies with the laws of the State of Maryland.

In addition, such counsel shall state that during the preparation of the Holding Company Application, the Registration Statement and the Prospectus, they participated in conferences with management of, the independent public and internal accountants for, and other representatives of, the Primary Parties. Based upon such conferences and such review of corporate records of the Primary Parties as such counsel conducted in connection with the preparation of the information contained in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and the Proxy Statement nothing has come to their attention that would lead them to believe that the Registration Statement (except for the financial statements and schedules, notes to financial statements, stock valuation information or

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other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information or other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely, to the extent such counsel deems such reliance necessary or appropriate, on certificates of public officials, the opinion of Luse Gorman Pomerenk & Schick, P.C. set forth in Exhibit C to the Agency Agreement, and as to matters of fact, officers’ certificates. Such counsel’s opinion need refer only to matters of federal law and the laws of the State of Delaware, and, with respect to enforceability, New York law, and may add other qualifications and explanations of the basis of their opinion as may be reasonably acceptable to the Agent.

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Exhibit E to Agency Agreement – Form of Lock-Up Letter

            , 2014

Sterne, Agee & Leach, Inc.

277 Park Avenue

24th and 25th Floors

New York, NY 10172

Dear Ladies and Gentlemen:

The undersigned understands that Sterne, Agee & Leach, Inc. (“Sterne Agee”) proposes to enter into an Agency Agreement (the “Agency Agreement”) with Meridian Bancorp, Inc., a Maryland corporation (the “Company”), East Boston Savings Bank, a Massachusetts-chartered stock savings bank, Meridian Financial Services, Incorporated, a Massachusetts-chartered mutual holding company, and Meridian Interstate Bancorp, Inc., a Massachusetts-chartered stock holding company (together the “Primary Parties”), providing for the public offering (the “Public Offering”) by Sterne Agee of up to 36,368,750 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

To induce Sterne Agee to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Sterne Agee, it will not, during the period beginning on the date of the final prospectus relating to the subscription offering (the “Subscription Offering Prospectus”) and ending 90 days after the Closing Date (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, or (3) announce any intention to take any of the foregoing actions, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, or (c) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period.

In addition, the undersigned agrees that, without the prior written consent of Sterne Agee, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

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Notwithstanding the foregoing, if (1) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the Restricted Period and ends on the last day of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the earnings release is issued or the occurrence of the material news or material event. The Company shall promptly notify Sterne Agee of any earnings release, news or event that may give rise to an extension of the initial Restricted Period.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Sterne Agee that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and Sterne Agee are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and Sterne Agee.

Very truly yours,

(Name)

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List of Executive Officers and Directors of the Holding Company

Mark L. Abbate

Vincent D. Basile

John A. Carroll

Marilyn A. Censullo

Anna R. DiMaria

Richard F. Fernandez

Domenic A. Gambardella

Richard J. Gavegnano

Thomas J. Gunning

Carl A. LaGreca

Edward L. Lynch

Edward J. Merritt

John Migliozzi

Gregory F. Natalucci

James G. Sartori

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